THIS EXHIBIT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THE CONFIDENTIAL INFORMATION HAS BEEN SO OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. IN PLACE OF SUCH OMITTED CONFIDENTIAL INFORMATION, "******" HAS BEEN INSERTED.

AMENDMENT TO EPC AGREEMENT
(W. H. Sammis Plant AQC Systems)

THIS AMENDMENT (“Amendment”) is entered into as of September __, 2007, by and between FirstEnergy Generation Corp. (“FirstEnergy”), and Bechtel Power Corporation (“Contractor”).  FirstEnergy and Contractor are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

R E C I T A L S:

A.       FirstEnergy and Contractor entered into General Terms and Conditions for Engineering, Procurement, and Construction of Air Quality Control (AQC) Systems, dated August 26, 2005 (the “EPC Agreement”), by which FirstEnergy has retained Contractor to engineer, procure, and construct air quality control systems for the reduction of sulfur dioxide emissions at FirstEnergy’s W. H. Sammis Plant.

B.      During the Development Phase of each Subproject, the Parties have mutually determined the Target Construction Cost, Work Scope, Guaranteed Final Completion Date, Project Schedule, and certain other issues with respect to such Subproject.  FirstEnergy has issued to Contractor a Notice to Proceed with full construction of the Subprojects, effective on the same date as this Amendment.

C.      In connection with the determinations made during the Development Phase and issuance of the Notice to Proceed, the Parties desire to amend the terms of the EPC Agreement as described below.  The EPC Agreement, as amended hereby, is referred to herein as the “Agreement.”

FOR GOOD AND VALUABLE CONSIDERATION, and intending to be legally bound, the Parties agree to amend the EPC Agreement as follows:

1.      Priority of Interpretation.  Section 1.3 of the EPC Agreement shall be deleted in its entirety, and the following inserted in its place:

 1.3           Priority.  The documents making up this Agreement are intended to be complementary and mutually explanatory of one another.  For the purposes of interpretation, the priority of the documents shall be in accordance with the following sequence:

  (A)           Purchase Order #45161617;

  (B)           these General Terms and Conditions;

  (C)           the Scope Book

  (D)           FirstEnergy’s Requirements;

  (E)           the Drawings and Specifications;

  (F)           any other documents forming a part of this Agreement.

As to any FirstEnergy’s Requirements issued after the date of this Amendment, the Parties acknowledge and agree (i) any such items shall only be issued by the individuals identified in the Parties’ Notice of Direction on Designated Representatives and Official Communications (TCM-GAM-00240, or any future amendment thereof) and further (ii) such items may qualify as an Owner-directed Change, to be evaluated for a Change Order in accordance with Section 8.1.

The latest dated amendment or Change Order shall take precedence over that part of the foregoing documents that it supersedes.  Either Party, upon becoming aware of any such conflict or variance, shall promptly notify the other Party in writing.

2.  Subsurface Conditions.  The following shall be added as a new Section 8.2(A)(7) of the EPC Agreement:

  (7)           discovery at the Site of unknown: (A) subsurface natural conditions of an unusual nature, differing materially from those ordinarily encountered or generally recognized as inherent in work similar to the Project and from those subsurface natural conditions established by First Energy Reliable Information or the geotechnical survey reports included or referenced in the Scope Book; or (B) subsurface man-made conditions differing from those man-made conditions established by First Energy Information or the subsurface man-made conditions reports included or referenced in the Scope Book, provided Contractor has used Good Practices in investigating the Site; which materially affects Contractor’s direct cost to perform the Work under this Agreement or delays the time of performance of such Work.

3.  Force Majeure.  The following shall be added as a new Section 9.1(C) of the EPC Agreement:

  9.1(C)     Force Majeure Granted under NSR Consent Decree for Labor Unavailability.  Notwithstanding the foregoing, if FirstEnergy is granted, by stipulation of the parties to the NSR Consent Decree or by final unappealable judgment of a court pursuant to the dispute resolution procedures of the NSR Consent Decree, an extension of deadlines for performance of FirstEnergy’s compliance requirements under the NSR Consent Decree, as a result of a force majeure event arising out of unavailability of labor, then Contractor shall be entitled to seek a similar extension of the Project Schedule (including the Guaranteed Final Completion Date) as a result of such labor unavailability circumstances as a Force Majeure Event under this Agreement.

                  If FirstEnergy elects to seek a claim for force majeure relief under the NSR Consent Decree, then Contractor agrees to provide reasonable assistance in presenting such claim.  FirstEnergy retains sole discretion over whether and how to seek force majeure relief under the NSR Consent Decree.

4.  FE Vendors/Subcontractors.  The supply contracts described on Appendix A hereto  (entitled “FE Vendors”) will be contracted directly by FirstEnergy as FE Vendors.    If additional required supply scope is identified after the date hereof, FirstEnergy and Contractor will determine whether such suppliers will be FE Vendors or Subcontractors on a case-by-case basis in a manner consistent with the EPC Agreement and shall update Appendix A.

5.  Automatic Assignment of Certain Subcontracts; Chimney Subcontract Default.

                          (A)           In addition to FirstEnergy’s right to request assignment of any Subcontract under Section 2.3(C) of the EPC Agreement, FirstEnergy hereby grants to Contractor the right to request assignment to FirstEnergy or its designee of the Subcontracts listed below (including all payment obligations) in the event of any termination or cancellation of the EPC Agreement.  FirstEnergy hereby prospectively accepts, and shall cause its designee(s) to accept, all such assignments.

25186-000-HC1-CP00-00001   (Piling)

25186-000-HC1-DB51-00001  (Chimney)

25186-000-POA-SS01-00001   (Structural Steel)

25186-000-POA-MD00-00001 (Duct - Dynasteel)

25186-000-POB-MD00-00001 (Duct - PSP)

                         (B)          To the extent that the Subcontractor defaults under Subcontract 25186-000-HC1-DB51-00001 (Chimney) (the “Chimney Subcontract”), FirstEnergy agrees that all amounts expended or incurred by Contractor (including any un-recovered backcharges or other un-recovered costs) in excess of the amount allocated to the Chimney Subcontract in the TCC , to address such Subcontractor default that would have been recoverable by Contractor under or pursuant to a payment and performance bond had such a bond been secured for the Chimney Subcontract, shall be the subject of a Change Order between the Parties that will increase the Target Construction Cost by the amounts so expended; provided Contractor shall pursue recovery of such amounts as may be recoverable from the associated Subcontractor; and further provided, the Change Order described above shall be only in the amount that is not recoverable from the Subcontractor or amounts recovered by First Energy that are not applied to reduce the Final Construction Cost.  FirstEnergy shall be subrogated to the rights of Contractor under the Chimney Subcontract to recover from the Subcontractor the amount of such excess cost.

6.  Delineation of Subprojects.  The Project will be made up of three Subprojects:

                          (A)           Subproject #1 is comprised of Scrubber C (which serves the gas flow from Generating Units 1-4), including the ID booster fans serving Scrubber C.

                         (B)           Subproject #2 is comprised of either Scrubber A or Scrubber B, whichever is the first to achieve Final Completion (which serves an amount of gas flow equivalent to ½ of the gas flow from Generating Units 5, 6, and 7), excluding the ID booster fans serving Scrubber A and Scrubber B (provided however, notwithstanding the foregoing definition, sufficient ID fan capacity must be available to support Performance Testing of Subproject #2).

                         (C)          Subproject #3 is comprised of either Scrubber A or Scrubber B, whichever is the last to achieve Final Completion (which serves an amount of gas flow equivalent to ½ of the gas flow from Generating Units 5, 6, and 7), including the ID booster fans serving Scrubbers A and B, and all common facilities and equipment not included within Scrubbers A, B, and C.

For purposes of this Section, a “Scrubber” shall include the WFGD absorber tower, ID booster fans (except as noted above in the case of Subproject #2), ductwork, and other equipment and systems dedicated to that absorber tower.  A schematic of each Subproject is attached hereto as Appendix B.

7.  Guaranteed Final Completion Date.  The Guaranteed Final Completion Date for Subproject #1 shall be September 1, 2010.  The Guaranteed Final Completion Date for Subproject #2 shall be October 31, 2010.  The Guaranteed Final Completion Date for Subproject #3 shall be November 15, 2010.

8.  Target Construction Cost; Final Construction Cost; Fee.

                           (A)         The sixth paragraph of Exhibit 5.1 of the EPC Agreement shall be deleted in its entirety, and the following inserted in its place:

The "Target Construction Cost" of the Subprojects will include the Professional Construction Labor (and associated G&A and Engineering Technology Charge), Purchased Equipment and Materials, Fabricated Items, Freight, Craft Labor, Consumables, Major Equipment & Tool Rental, Temporary Facilities, Subcontractors, premiums for bonds and insurances as provided in the EPC Agreement, and taxes on Contractor’s construction equipment and Consumables.  The “Target Construction Cost” excludes Professional Engineering and Graphics labor and Other Professional labor (with the associated Engineering Technology Charge and G&A), travel and living expenses, Engineering Subcontracts, additional insurances or bonds other than those provided in the EPC Agreement, all FE Vendor costs (other than B&W costs) and all other taxes.  The Target Construction Cost shall be exclusive of any Fee.  The “Final Construction Cost” of the Subprojects shall be the aggregate amount of costs associated with the Target Construction Cost that, with respect to each Subproject, is actually incurred prior to Final Completion of that Subproject.

CONFIDENTIAL TREATMENT REQUESTED

                          (B)          The aggregate Target Construction Cost for Subprojects #1, #2, and #3 is provided in Appendix C-1.

                          (C)          The Target Construction Cost, the Final Construction Cost and the ultimate value of the earned Target Construction Cost Fee shall be administered and determined on an aggregate basis among all three Subprojects.  Therefore, any adjustments of the Target Construction Cost Fee as described in Exhibits 5.1 through 5.1-3 to the EPC Agreement shall be determined and made on an aggregate basis for Subprojects #1, #2, and #3, by comparing the aggregate Final Construction Cost for all three Subprojects to the aggregate Target Construction Cost for all three Subprojects.  All other Fees (the Engineering/Graphics & Other Professional & Specialists Labor Cost Fee and the Professional Construction (Field Non Manual Labor Fee)) shall also be administered and determined on an aggregate basis among all three Subprojects as described above.

                          (D)        For purposes of the liability cap described in Section 18.4 of the EPC Agreement, (i) the earned Fee associated with Subproject #1 shall be equal to [******%] of the  actual final value of the total earned Fees on the Project;  (ii) the earned Fee associated Subproject #2 shall be equal to [******%] of the actual final value of the total earned Fees on the Project; and (iii) the earned Fee associated with Subproject #3 shall be equal to [******%] of the actual final value of the total earned Fees on the Project.  The parties acknowledge and agree that the actual final value of the earned Fees associated with  the Project will be determined through a jointly conducted reconciliation of all applicable adjustments to the aggregate Fees that will be completed as promptly as practicable, and in no case later than ninety (90) Days, after all Subprojects have achieved Final Completion.  Upon completion of the foregoing reconciliation, the actual final value of the total earned Fees shall be allocated among Subprojects #1, #2, and #3 in accordance with the percentages provided in the first sentence hereof.  To the extent that the foregoing reconciliation results in any amount previously paid by Contractor on any Subproject being an overpayment in light of the value of the total earned Fee applicable to such Subproject, FirstEnergy shall reimburse to Contractor any such overpaid amounts as part of the next billing cycle.  Similarly, to the extent that the foregoing reconciliation results in any amount previously paid by Contractor on any Subproject being an underpayment in light of the value of the total earned Fee applicable to such Subproject, Contractor shall pay to FirstEnergy any such underpaid amounts as part of the next billing cycle.  A work sheet attached hereto as Appendix C-2 provides illustrative examples of how the earned Fee will be determined and apportioned in accordance with the process described above.

  9.  Performance Tests.  Testing for Performance Guarantees shall be performed independently for Subprojects #1, #2, and #3.  Testing for the Reliability Standard shall be performed independently for Subprojects #1 and #3 and there shall be no Reliability Standard required to be tested or demonstrated with respect to Subproject #2.  The common systems will be tested in conjunction with the Reliability Test performed on Subproject #3, and must not cause the output of any Sammis Generating Unit to be restricted during the duration of the test.

               10.  Schedule Liquidated Damages;  Final Document Delivery.  Exhibit 6.5 of the EPC Agreement shall be deleted in its entirety and replaced with the new form of Exhibit 6.5 attached hereto as Appendix D.

11.  TCC Deadband.  Exhibit 5.1-3 of the EPC Agreement shall be deleted in its entirety and replaced with the new form of Exhibit 5.1-3 attached hereto as Appendix E.  The [******%] deadband below the Target Construction Cost shall be eliminated.

12.  Additional Incentive.  FirstEnergy will pay to Contractor an “Additional Incentive Fee” in the amount of [$******] for each [$******] by which the final Overall Project Cost is below a fixed target amount of [$******] (the “Additional Incentive Target”).  The Additional Incentive Target is not subject to adjustment up or down for any reason whatsoever.  The “Overall Project Cost” is intended to be the total of all costs actually incurred by FirstEnergy in connection with the Project, and shall be equal to the total aggregate amount of the Final Construction Cost, plus the amount payable to Contractor for Engineering & Graphics Labor, Other Professional Labor, the Engineering Technology Charge associated with Engineering & Graphics Labor and Other Professional Labor, Engineering Subcontracts, Travel & Living Expenses, and G&A (each of the foregoing as described in Exhibit 5.1 of the EPC Agreement), plus all amounts payable to FE Vendors identified in Appendix A.

In addition, if Contractor loses its entitlement to earn any portion of the Target Construction Cost Fee due to an overrun of the Target Construction Cost, then the amount of the Additional Deadband Adjustment will be subtracted from the Final Construction Cost for purposes of determining adjustment of the Target Construction Cost Fee, as described in Exhibit 5.1-3.  The “Additional Deadband Adjustment” shall be the amount equal to the difference of: (a) [$******] minus (b) the Overall Project Cost less the Final Construction Cost.

CONFIDENTIAL TREATMENT REQUESTED

The actual final total value of the Overall Project Cost, the Additional Incentive Fee, and the Additional Deadband Adjustment shall be calculated as part of the reconciliation provided in Section 8(D) of this Amendment.  The Additional Incentive Fee shall be payable with the immediately following billing cycle.

13.          Schedules.  The Project Schedule and Critical Path Schedule referenced in Section 6.4 of the EPC Agreement, as recognized by the Parties as of the date of this Amendment,  is attached hereto as Appendix F.

14.          Additional Contract Clarifications.  For the avoidance of doubt, the Parties acknowledge that:

(A)  Contractor is not liable for Performance Liquidated Damages or Schedule Liquidated Damages attributable to performance deficiencies or delays to the extent caused by a Subcontractor   (but is liable for Liquidated Damages to the extent such are assessable due to any Professional Services, and construction labor services provided as part of the Work except where such is provided by a Subcontractor supplying Materials or equipment).

(B)  The cost of products and services supplied by Subcontractors are included in the Target Construction Cost, and the [******]% Target Construction Cost Fee applies to these items.  The cost of products and services supplied by Babcock & Wilcox as OEM under the Agreement for Flue Gas Desulfurization Systems dated August 25, 2006 (the “FGD Agreement”), are included in the Target Construction Cost (provided, if any change orders  to the FGD Agreement adjust the costs thereunder, such price adjustments shall be made (up or down) to the Target Construction Cost and the Parties shall memorialize a revision to the Target Construction Cost and the related [******%] Target Construction Cost Fee, which applies to this item).  The cost of products and services supplied by FE Vendors (other than costs paid to Babcock & Wilcox under the FGD Agreement) are not included in the Target Construction Cost, and the [******%] Target Construction Cost Fee does not apply to these items.  Notwithstanding the foregoing, costs paid to Babcock & Wilcox for the SO3 control system are not included in the Target Construction Cost, and the [******%] Target Construction Cost Fee does not apply to this item.

(C)      FirstEnergy, Contractor, the FE Vendors, and the Subcontractors shall each have separate and independent obligations to achieve the key milestones assigned to any such Persons in accordance with the schedule and by the dates provided in the Project Schedule and the Critical Path Schedule for achievement thereof.  In addition, the Parties acknowledge and agree that the failure of B&W to achieve the milestones assigned to B&W described in Appendix G by the date set forth therein shall be considered a delay within the meaning of Section 9.2 of the EPC Agreement.

(D)  For purposes of clarity, the Parties confirm that, as provided in Exhibit 5.1-3 and notwithstanding the description of the Professional Cost Fee on page 7 of Exhibit 5.1 of the EPC Agreement, Contractor’s [******%] Target Construction Cost Fee shall be the sole component of Contractor’s Fee that will be adjusted for variance from the Target Construction Cost.

(E)  In allocating float as described in Section 6.4(A)(3) of the EPC Agreement, in the event that float associated with an activity is used and such usage delays the critical path of the Critical Path Schedule and materially affects Contractor’s ability to meet the Critical Path Schedule, the Parties will review in good faith the impacts resulting from such usage of float to ensure that each Party is treated fairly in consideration of the issue(s) that caused float to be used and in consideration of any efforts taken to mitigate the impacts.

15.         Work Scope; Scope Book.  Attachment A of the EPC Agreement shall be deleted in its entirety and replaced with the new form of Attachment A attached hereto as Appendix H.  The Scope Book referenced in Section 1 hereof is Document Number 25186-000-G80-GGG-00001-002, which document shall be updated as provided in Appendix I hereto.

16.         Design Coal.  Exhibit 7.2-1 of the EPC Agreement shall be deleted in its entirety; and the Parties agree that the Design Fuel range for purposes of the Performance Guarantees shall be as provided in the Design Fuel Specifications set forth in the Scope Book.

17.           Miscellaneous.

(A)  Definitions;  Agreement in Full Force and Effect.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the EPC Agreement.  Except as otherwise expressly modified hereby, the EPC Agreement remains in full force and effect, and the Parties hereby restate each and every term, condition, and agreement of the Parties as contained in the EPC Agreement as if fully written out herein.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the EPC Agreement, except as specifically set forth herein.

(B)  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

(C)  Interpretation. The section and other headings in this Amendment are inserted solely as a matter of convenience and for reference, and shall be given no effect in the construction or interpretation of this Amendment.  Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.  When used herein, the words “include” and “including” shall be construed as “include, without limitation” and “including, without limitation.”  This Amendment has been freely negotiated by all Parties and in the event there is any controversy, dispute, or claim involving the meaning, interpretation, validity, or enforceability of this Amendment or any of its terms or conditions, there shall be no inference, presumption, or conclusion drawn against a Party by virtue of such Party having drafted this Amendment or any portion hereof.

(D)  Execution and Counterparts.  This Amendment may be executed in multiple counterparts, which taken together shall constitute an original without the necessity of all parties signing the same page or the same documents, and may be executed by signatures to electronically or telephonically transmitted counterparts in lieu of original printed or photocopied documents.  Signatures transmitted by facsimile shall be considered original signatures.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

FirstEnergy Generation Corp.
By:
Richard R. Grigg, Executive Vice
President and Chief Operating Officer
Bechtel Power Corporation
By:
Robert L. Kasper, Jr.
Principal Vice President

        Amendment to EPC Agreement
        Appendix A

Appendix A

EQUIPMENT AND MATERIALS PROVIDED BY FE VENDORS

Description
CIVIL / STRUCTURAL / ARCHITECTURAL
CIVIL / STRUCTURAL
Inspection of Deck over Route 7

MACHINERY
ROTATING EQUIPMENT
Booster Fans / ID Fans
ID Fan Centrifugal - Mods to Existing Fans (Rotor Replacement)
General Purpose Pumps (Water)
Fire Pumps / Jockey Pumps/ Water Pumps
Sump Pumps

WATER TREATMENT/PACKAGED SYSTEMS
Raw/Service Water Filtration System
Wastewater Treatment

MATERIAL HANDLING
Limestone and Gypsum Handling System

POWER GENERATION
SO3 Control System
Wet Scrubber FGD System

        Amendment to EPC Agreement
        Appendix A

ELECTRICAL
ELECTRICAL EQUIPMENT
Motor Control Centers < 1 kV ANSI and AC Distribution Panel
Elect Equip Module / Powerhouse - Building Only
Unit Substation < 1 kV - ANSI / Loadcenter 480 kV (Incl Trans.)
13.8 kV Switchgear - ANSI (Includes MCCs> 1 kV)
4160 V Switchgear - ANSI (Includes MCCs> 1 kV)
Cranking Transformer
Transformers, Power (Oil Filled, MV/MV)
Dry Type Transformer for double ended MCCs (DEMCCs)
Inverter, UPS Panel & Regulating Transformer, Batteries & Battery Chargers
and DC Switchboard

ELECTRICAL SWITCHYARD
High Voltage Breakers (Swyd - AIS)
HV Swyd Disconnect Switches (AIS)
HV Surge Arrestors

CONTROL SYSTEMS
CEMS
DCS

SPECIALTY CONTRACTS
Scaffold, Furnish & Install / Furnish Only

        Amendment to EPC Agreement
        Appendix B

Appendix B

[See Attached Appendix B]

AQC Unit C, Units 1-4 Flue Gas System

Subproject 1
FF Modifications
Subproject 1 – AQC Unit C
ABSORBER C
CHIMNEY
Control Damper 001, 002, 003, 004-BA-MD-006
ID Fans 09A-BA-MA-001A, B, C
U1-4 Reverse Air Fabric Filters
Bechtel
Modifications to West Side of FF and to Outlet Plenum
Bechtel
B&W
Bechtel

BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO
FirstEnergy SAMMIS PROJECT
UNITS 1-7 SUBPROJECT SCOPING
BA - FLUE GAS SYSTEM UNITS 1-4
JOB NO. 25186 — **APPENDIX B** — SHEET 1

AQC Units A and B, Units 5-7 Flue Gas System

Subproject 3
SO3 Control and Rotors
Subproject 3 AQC B and common flue gas system
(Absorber A Performance test is excluded)
Subproject 2 AQC A
UNIT 7 ESP
ID Fans A, B
U7 Isol. Damper 007-BA-MD-008
UNIT 5 ESP
ID Fans A, B
U5 Isol. Damper005-BA-MD-009
UNIT 6 ESP
ID Fans A, B
U6 Isol. Damper006-BA-MD-008
Booster Fans 09B-BA-MA-001A, B, C
Abs A Isol. Damper 09B-BA-MD-0013A
ABSORBER A
Abs B Isol. Damper09B-BA-MD-0013B
ABSORBER B
CHIMNEY
Bechtel
Bechtel
B&W
Bechtel
SO_3 Control on U5-7 and New Rotors on U6-7

BECHTEL ASSOCIATES
PROFESSIONAL CORPORATION - OHIO

FirstEnergy
SAMMIS PROJECT

UNITS 1-7
SUBPROJECT SCOPING

BA - FLUE GAS SYSTEM UNITS 5-7

JOB NO.		SHEET
25166	APPENDIX B	2

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12
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10
9
8
7
6
5
4
3
2
1
J
H
G
F
E
D
C
B
A
LIMESTONE UNLOADING BUILDING
SP3
SP3
SP3
SP3
SP3
SP3
GRIZZLY
SECONDARY 30 DAY DEAD PILE
PRIMARY 30 DAY PILE
LIMESTONE PREPARATION BUILDING
BECHTEL ASSOCIATES
PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
HL-LIMESTONE HANDLING SYSTEM
JOB NO.
25186
APPENDIX B
SHEET
3

...\Sub Project Scope\m5hl001.pid 4/27/2007 2:07:26 PM

SP3
SECONDARY DEWATERING BUILDING
SP3
GYPSUM TRANSFER TOWER #1
GYPSUM TRANSFER TOWER #2
SP3
SP3
GYPSUM CHUTE
GYPSUM CHUTE
GYPSUM REVERSIBLE CONVEYOR
GYPSUM FIXED STACKER
GYPSUM TRANSFER CONVEYOR
GYPSUM RECLAIM HOPPER AND FEEDER
GYPSUM CHUTE
BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
HS-GYPSUM HANDLING SYSTEM
JOB NO.
25186
APPENDIX B
SHEET
4

...\Sub Project Scope\m5hs001.pid 4/27/2007 2:09:16 PM

COMPRESSED AIR DRYER SKID
PREFILTER
PF
AFTERFILTER
AF
SP2
SP2
ALL EXCEPT INSTRUMENT AIR TO ABSORBER A IS SP3
BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
PA-COMPRESSED AIR SYSTEM ABSORBERS A & B
JOB NO.
25186
APPENDIX B
SHEET
5

...\Sub Project Scope\m6pa001.pid 4/27/2007 2:10:00 PM

ABSORBER C BUILDING
COMPRESSED AIR DRYER SKID
PREFILTER
PF
AFTERFILTER
AF
SP3
SP3

ALL EXCEPT AIR TO WWT BUILDING AND LIMESTONE PREPARATION BUILDING AND TO CEMS SHELTER IS SP1

AIR COMPRESSOR
SAD-AIR-XAC-3/4
OBN-PA-MC-003A/B
2 X 100%
OIL FREE
500 SCFM
125 PSIG
125 HP

AIR RECEIVER TANK
SAD-AIR-TNK-2
OBA-PA-MT-003
1 X 100%
300 GALLONS
MAT'L: CARBON STEEL

DUEL-TOWER HEATED PURGE DESICCANT AIR DRYER
SAD-AIR-DRY-3
OBN-PA-MV-003
1 X 100%
400 SCFM
-40°F DEW POINT

BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO	
FirstEnergy SAMMIS PROJECT	
UNITS 1 - 7 SUBPROJECT SCOPING	
PA-COMPRESSOR SYSTEM ABSORBER C	
JOB NO. 25186	APPENDIX B — SHEET 6

...\Sub Project Scope\m6pa002.pid 4/27/2007 2:11:15 PM

13
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8
7
6
5
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2
1
J
H
G
F
E
D
C
B
A
ABSORBER A & B BUILDING
WASTEWATER TREATMENT BUILDING
LIMESTONE PREPARATION BUILDING
SECONDARY DEWATERING BUILDING
ABSORBER C BUILDING
Hold
Hold
Hold
Hold
Hold
SP3
SP1
SP3
SP1
SP3
SP1
SP3
SP1
BECHTEL ASSOCIATES
PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
QH-HYDROCYCLONE SYSTEM
JOB NO.
25186
APPENDIX B
SHEET
7

..\Sub Project Scope\m6qh001.pid 4/27/2007 2:11:59 PM

13
12
11
10
9
8
7
6
5
4
3
2
1
J
H
G
F
E
D
C
B
A
LIMESTONE SLURRY PREPARATION BUILDING
ABSORBER C BUILDING
ABSORBER A & B BUILDING
SP3
SP1
Hold
Hold
Hold
Hold
Hold
Hold
BECHTEL ASSOCIATES
PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
QL-LIMESTONE SLURRY SYSTEM
JOB NO.
25186
APPENDIX B
SHEET
8

...\Sub Project Scope\m6ql002.pid 4/27/2007 2:12:58 PM

OXIDATION AIR BUILDING
SP3
ABSORBER A & B BUILDING
SP1
ABSORBER C BUILDING
BECHTEL ASSOCIATES
PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
QO-OXIDATION AIR SYSTEM
JOB NO.
25186
APPENDIX B
SHEET
9

..\Sub Project Scope\m6qo001.pid 4/27/2007 2:13:45 PM

SP3
SECONDARY DEWATERING BUILDING
LIMESTONE PREPERATION BUILDING
WASTEWATER TREATMENT BUILDING
ABSORBER A & B BUILDING
ABSORBER C BUILDING
Hold
Hold
BECHTEL ASSOCIATES
PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
QR-FILTRATE WATER SYSTEM
JOB NO.
25186
APPENDIX B
SHEET
10

...\Sub Project Scope\m6qr001.pid 4/30/2007 8:35:34 AM

SP3
SP3
SP3
SP3
BECHTEL ASSOCIATES
PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
QS-UNIT 5 SO3 CONTROL SYSTEM
JOB NO.
25186
APPENDIX B
SHEET
11

...\Sub Project Scope\m6qs003.pid 4/27/2007 2:15:14 PM

SP3
SP3
SP3
SP3
SP3
SP3
SP3
SP3

BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO		
FirstEnergy SAMMIS PROJECT		
UNITS 1 - 7 SUBPROJECT SCOPING		
QS-UNIT 6 SO3 CONTROL SYSTEM		
JOB NO. 25186	APPENDIX B	SHEET 12

...\Sub Project Scope\m6qs004.pid 4/27/2007 2:16:01 PM

SP3
SP3
SP3
SP3
SP3
SP3
SP3
SP3
BECHTEL ASSOCIATES
PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
QS-UNIT 7 SO3 CONTROL SYSTEM
JOB NO.
25186
APPENDIX B
SHEET
13

...\Sub Project Scope\m6qs005.pid 4/27/2007 2:17:18 PM

SP3
SP3
SP3
SP3
BECHTEL ASSOCIATES
PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
TW-WASTEWATER TREATMENT SYSTEM
JOB NO.
25186
APPENDIX B
SHEET
14

...\Sub Project Scope\m6tw001.pid 4/27/2007 2:18:25 PM

SP3
SP3
MUST BE CLOSED FOR SP3
Hold
SAO-RWD-PMP-1
WFGD MAKEUP WATER PUMP
SAO-RWD-PMP-2
WFGD MAKEUP WATER PUMP
Hold
ALL IS SP3
WFGD MAKEUP/FIRE WATER STORAGE TANK
WFGD MAKEUP WATER PUMPS
Hold
BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1 - 7
SUBPROJECT SCOPING
WR-RAW WATER SYSTEM
JOB NO.
25186
APPENDIX B
SHEET
15

...\Sub Project Scope\m6wr001.pid 4/27/2007 2:19:25 PM

FE SCOPE
ALL ELECTRICAL EQUIPMENT IN SP3
BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1-7
SUBPROJECT SCOPING
MAIN ONE LINE - COMMON SYSTEM I
25186
APPENDIX B
16

...\000-E1-0000-00001.dgn 4/27/2007 4:04:24 PM

ALL ELECTRICAL EQUIPMENT IN SP3

BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO

FirstEnergy
SAMMIS PROJECT

UNITS 1-7
SUBPROJECT SCOPING

MAIN ONE LINE - COMMON SYSTEM II

JOB NO.		SHEET
25186	EXHIBIT TO NTP AGREEMENT	17

...\000-E1-0000-00002.dgn 4/27/2007 4:00:47 PM

ALL ELECTRICAL EQUIPMENT IN SP1

BECHTEL ASSOCIATES
PROFESSIONAL CORPORATION - OHIO

FirstEnergy
SAMMIS PROJECT

UNITS 1-7
SUBPROJECT SCOPING

MAIN ONE LINE - ABSORBER C SYSTEM

JOB NO.		SHEET
25186	APPENDIX B	18

...\000-E1-0000-00003.dgn 4/27/2007 4:00:07 PM

CABLES IN SP2
SP2
SP2
ALL ELECTRICAL EQUIPMENT IN SP3 UNLESS OTHERWISE NOTED

BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO

FirstEnergy
SAMMIS PROJECT

UNITS 1-7
SUBPROJECT SCOPING

MAIN ONE LINE - ABSORBER AB SYSTEM

JOB NO.		SHEET
25186	APPENDIX B	19

...\000-E1-0000-00004.dgn 4/27/2007 3:58:52 PM

Proposed Block Diagram depicting WFGD DCS equipment and support Island PLC's only
SUBPROJECT 1 SHADED IN YELLOW
SUBPROJECT 2 SHADED IN ORANGE
SUBPROJECT 3 ARE ALL OTHER UNSHADED AREAS
SUBPROJECT 2
SUBPROJECT 1
SUBPROJECT 2
SUBPROJECT 2
SUBPROJECT 1
SECONDARY DEWATERING CONTROL ROOM
UNIT 1 AREA
UNIT 2 AREA
UNIT 3 AREA
UNIT 4 AREA
UNIT 5 AREA
UNIT 6 AREA
UNIT 7 AREA
U1-U4 EXISTING CEMS ROOM
LIMESTONE UNLOADER BLDG
HOLLOW ROCK
ABSORBER A AREA
ABSORBER B AREA
ABSORBER C AREA
ABSR C ID FAN EEM
ABSR C ELEC SWGR EEM
ABSR A/B BSTR FAN EEM 1
ABSR A/B BSTR FAN EEM 2
ABSR A/B ELEC SWGR EEM
WASTE WATER ELEC / SWGR ROOM
COMMON ABSR AREA EEM
WFGD CONTROL ROOM (Located in Absorber "A/B" Area)
BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1-7
SUBPROJECT SCOPING
DISTRIBUTED CONTROL SYSTEM BLOCK DIAGRAM
JOB NO
25186
APPENDIX B
SHEET
20

CEMS.vsd
CEMS BLOCK DIAGRAM SKETCH
Unit 1 Boiler w/ SNCR
Air Heater
Baghouse
Unit 2 Boiler w/ SNCR
Air Heater
Baghouse
Unit 3 Boiler w/ SNCR
Air Heater
Baghouse
Unit 4 Boiler w/ SNCR
Air Heater
Baghouse
Unit 5 Boiler w/ SNCR
Air Heater
ESP
Unit 6 Boiler
SCR
Air Heater
ESP
NOx SCR Control
Unit 7 Boiler
SCR
Air Heater
ESP
NOx SCR Control
Unitized Monitored Parameters:
NOx (Note 3)
SO2 (Note 3)
CO2
CO (Note 5)
Particulate Ports (Note 1)
FLOW
TEMP
OPACITY (Note 4)
Existing North CEMS Shelter
ID FAN C1
ID FAN C2
ID FAN C3
BOOSTER FAN AB1
BOOSTER FAN AB2
BOOSTER FAN AB3
Existing South CEMS Shelter
Absorber C
Absorber B
Absorber A
Flue B Monitored Parameters:
SO2 (Note 3)
NOx
CO2
FLOW
TEMP
Hg (Note 6)
Particulate Ports (Note1)
CEMS Shelter - Stack
Stack Height Approx. 850 ft.
5,6,7 (B)
1-4 (C)
5,6,7 (A)
Flue C Monitored Parameters:
SO2 (Note 3)
NOx
CO2
FLOW
TEMP
Hg (Note 6)
Particulate Ports (Note1)
Flue A Monitored Parameters:
SO2 (Note 3)
NOx
CO2
FLOW
TEMP
Hg (Note 6)
Particulate Ports (Note1)
SUBPROJECT KEY
SP1
SP2
SP3 All unshaded areas
BECHTEL ASSOCIATES PROFESSIONAL CORPORATION - OHIO
FirstEnergy
SAMMIS PROJECT
UNITS 1-7
SUBPROJECT SCOPING
CEMS
BECHTEL
JOB NO. 25186
APPENDIX B
SHEET 21

        Amendment to EPC Agreement
        Appendix C

Appendix C-1

[See Attached Appendix C-1]

CONFIDENTIAL TREATMENT REQUESTED

Sammis Project, Job No. 25186-810, Rev. 7
Wet FGD Units 1-7
APPENDIX C - 1 (pg. 1)

Description	Material Cost	Labor Cost	S/C Cost	Total Cost	Total Hours
…………………………………………………………………	…………………	…………………	…………………	…………………	………………………
FGD System	[$******]	[$******]	[$******]	[$******]	[******]
FGD Ductwork	[$******]	[$******]	[$******]	[$******]	[******]
Material Handling	[$******]	[$******]	[$******]	[$******]	[******]
Water Treatment & Tanks	[$******]	[$******]	[$******]	[$******]	[******]
Chimney	[$******]	[$******]	[$******]	[$******]	[******]
Rotating Equipment	[$******]	[$******]	[$******]	[$******]	[******]
Other Mechanical Equipment	[$******]	[$******]	[$******]	[$******]	[******]
Electrical Equipment	[$******]	[$******]	[$******]	[$******]	[******]
T-Lines & Switchyard	[$******]	[$******]	[$******]	[$******]	[******]
Site Work	[$******]	[$******]	[$******]	[$******]	[******]
Concrete Related	[$******]	[$******]	[$******]	[$******]	[******]
Steel Work & Other Structural	[$******]	[$******]	[$******]	[$******]	[******]
Architectural	[$******]	[$******]	[$******]	[$******]	[******]
Piping Bulks	[$******]	[$******]	[$******]	[$******]	[******]
Painting & Insulation	[$******]	[$******]	[$******]	[$******]	[******]
Electrical Bulks	[$******]	[$******]	[$******]	[$******]	[******]
Instrumentation	[$******]	[$******]	[$******]	[$******]	[******]
Demolition only	[$******]	[$******]	[$******]	[$******]	[******]
Demolition and Relocation	[$******]	[$******]	[$******]	[$******]	[******]
Milestone Incentives (Craft/SCs/FE Personnel)	[$******]	[$******]	[$******]	[$******]	[******]
Tie-ins (Units 1-7)	[$******]	[$******]	[$******]	[$******]	[******]
Traffic & Logistics	[$******]	[$******]	[$******]	[$******]	[******]
To-Go Escalation - Direct Costs	[$******]	[$******]	[$******]	[$******]	[******]
Unidentified Trends	[$******]	[$******]	[$******]	[$******]	[******]
…………………………………………………………………	…………………	…………………	…………………	…………………	………………………
Total Direct Costs	[$******]	[$****[$******]	[$**[$******]	[$******]	[******]

Temp Facilities	[$******]	[$******]	[$******]	[$******]	[******]
Misc Services	[$******]	[$******]	[$******]	[$******]	[******]
Equipment, Tools & Supplies	[$******]	[$******]	[$******]	[$******]	[******]
Small Tools	[$******]	[$******]	[$******]	[$******]	[******]
Consumables	[$******]	[$******]	[$******]	[$******]	[******]
Startup Manual Personnel	[$******]	[$******]	[$******]	[$******]	[******]
To-Go Escalation - Field Indirects	[$******]	[$******]	[$******]	[$******]	[******]
…………………………………………………………………	…………………	…………………	…………………	…………………	………………………
Total Field Indirect Costs	[$******]	[$*[$******]	[$******]	[$******]	[******]

FNM - Construction	[$******]	[$******]	[$******]	[$******]	[******]
SU NM	[$******]	[$******]	[$******]	[$******]	[******]
To-Go Escalation - Field Services	[$******]	[$******]	[$******]	[$******]	[******]
Other Billable Costs - Travel, Relo, Computers, SCs, etc	[$******]	[$******]	[$******]	[$******]	[******]
…………………………………………………………………	…………………	…………………	…………………	………………………	……………………………
Total Field Services	[$******]	[$******]	[$******]	[$******]	[******]

TOTAL CONSTRUCTED COST	[$******]	[$*[$******]	[$******]	[$*[$******]

Securities - Bond for Highway 7 Repairs due to Barge offloading				[$******]
Project Insurance: Builders Risk - By FE; Marine Cargo & Liability @ [$******]				[$******]
Warranty Engr				[$******]
Other Becthel Costs: Bldg Inspections @ $******] , Sales Tax for Construction Equip @ [$******]				[$******]
To-Go Escalation - Other				[$******]
…………………………………………………………………	…………………	…………………	…………………	………………………
TOTAL OTHER COST				[$******]

Contingency	[******]%	of Total Cost		[$******]
…………………………………………………………………	…………………	…………………	…………………	…………………
TOTAL COST WITH CONTINGENCY				[$[$******]

G&A rate - Prof. Construction Labor	[******]%	of FNM/SUNM Labor Cost		[$******]
Fee - Prof. Construction Labor	[******]%	of FNM/SUNM Labor Cost		[$******]
Fee - Target Construction Costs	[******]%	of Construction Costs		[$******]
…………………………………………………………………	…………………	…………………	…………………	…………………
TARGET CONSTRUCTION COST				[$[$******]

Appendix C-1 pg. 1

CONFIDENTIAL TREATMENT REQUESTED

Sammis Project, Job No. 25186-810, Rev. 7
COST AND FEES NOT INCLUDED IN TCC
APPENDIX C - 1 (pg. 2)

Description	Material Cost	Labor Cost	S/C Cost	Total Cost	Total Hours
……………………………………………………………………	…………………	…………………	…………………	……………………	…………………
Engineering	[$******]	[$******]	[$******]	[$******]	[******]
Other Home Office	[$******]	[$******]	[$******]	[$******]	[******]
Nexant/GSG	[$******]	[$******]	[$******]	[$******]	[******]
To-Go Escalation - HO Services	[$******]	[$******]	[$******]	[$******]	[******]
Other Billable Costs - Travel, Relo, SCs, etc	[$******]	[$******]	[$******]	[$******]	[******]
……………………………………………………………………	…………………	…………………	…………………	……………………	…………………

Contingency	[******]%	of Total Cost		[$******]
G&A rate - Engr/Other Prof. Labor	[******]%	of Engr/OHO Labor Cost		[$******]
……………………………………………………………………	…………………	…………………	…………………	……………………
TOTAL ENGR/OTHER PROFESSIONAL LABOR				[$[$******]

Wet FGD Units 1-7
OTHER NON TCC COMPONENTS

Description	Material Cost	Labor Cost	S/C Cost	Total cost
……………………………………………………………………	…………………	…………………	…………………	……………………
Securities - Bond for Highway 7 Repairs due to Barge offloading				[$******]
Project Insurance: Builders Risk - By FE; Marine Cargo & Liability @ [$******]				[$******]
FE Vendor Materials including Escalation				[$******]
……………………………………………………………………	…………………	…………………	…………………	……………………
TOTAL - NON TCC COMPONENTS				[$******]

SUB-TOTAL - OVERALL PROJECT COST				[$******]

Wet FGD Units 1-7
FEE COMPONENTS

Fee - Engr/Other Prof. Labor				[$******]
Fee - Prof. Construction Labor				[$******]
Fee - Target Construction Costs				[$******]
……………………………………………………………………	…………………	…………………	…………………	……………………
TOTAL FEES				[$*[$******]

TOTAL PROJECT PRICE				[$*[$******]

Appendix C-1 pg. 2

        Amendment to EPC Agreement
        Appendix C

Appendix C-2

[See Attached Appendix C-2]

CONFIDENTIAL TREATMENT REQUESTED

Sammis Project
Subproject Fee Estimated Allocation at time of Notice to Proceed

FEE Status
Units 1-4	Base	Alloc. of 1-7	Total
Initial Value of TCC Fee	[$******]	[$******]	[$******]
Initial Value of HO Fee (Allocated per 12/06 est.)	[$******]	[$******]	[$******]
Initial Value of FNM Fee	[$******]	[$******]	[$******]
Initial Value of Subproject 1 Fees	[$******]	[$******]	[$******]	[******]%

Units 5-7	Base	Alloc. of 1-7	Total
Initial Value of TCC Fee	[$******]	[$******]	[$******]
Initial Value of HO Fee (Allocated per 12/06 est.)	[$******]	[$******]	[$******]
Initial Value of FNM Fee	[$******]	[$******]	[$******]
Initial Value of Subproject 2 Fees	[$******]	[$******]	[$******]	[******]%

Units 5-7		Alloc. of 1-7	Total
Initial Value of TCC Fee	[$******]	[$******]	[$******]
Initial Value of HO Fee (Allocated per 12/06 est.)	[$******]	[$******]	[$******]
Initial Value of FNM Fee	[$******]	[$******]	[$******]
Initial Value of Subproject 3 Fees	[$******]	[$******]	[$******]	[******]%

Units 1-7 Common
Direct and Distribs (Exc. FE Vendor)	[$******]
HO FEE	[$******]
FNM FEE	[$******]
Initial Value of Common Systems Fees (To be Allocated to Subprojects 1 and 3 only as shown above)	[$******]
Initial aggregate value of Fees			[$******]

CONFIDENTIAL TREATMENT REQUESTED

Scenario #1
Basis of this example is TCC overrun of [$******] on an assumed
TCC value of [$******]. No schedule slippage. ( Assumes no subtraction of Additional Deadband Adjustment from the Final Construction Cost ) *
A	TCC Value	[$******]
B	TCC Overrun	[$******]
C	% of Overrun (B / A)	[******]%
D	Adjustment per table Exhibit 5.1-3 Fee Table	[******]%
E	Unadjusted Total TCC Fee (Direct and Distribs)	[******]%
F	% reduction of TCC Fee (D / E)	[******]%

G	Fee at Risk for Cost Overrun ([******]% TCC Fee)	[$******]

H	TCC Fee adjustment (F * G)	[$******]

I	Aggregate Earned TCC Fee	[$******]

Reallocation of Earned Fee (fee at risk)
Subproject 1
	Earned TCC Fee (I * [******]%)	[$******]
	Earned HO Fee	[$******]
	Earned FNM Fee	[$******]
	Earned Fee (fee at risk) for Subproject 1	[$******]

Subproject 2
	Earned TCC Fee (I * [******]%)	[$******]
	Earned HO Fee	[$******]
	Earned FNM Fee	[$******]
	Earned Fee (fee at risk) for Subproject 2	[$******]

Subproject 3
	Earned TCC Fee (I * [******]%)	[$******]
	Earned HO Fee	[$******]
	Earned FNM Fee	[$******]
	Earned Fee (fee at risk) for Subproject 3	[$******]

	Final Aggregate Earned Fee	[$******]

 * Non-TCC underruns can be used to offset TCC Overruns as provided in Secion 12 of the Amendment.

CONFIDENTIAL TREATMENT REQUESTED

Scenario #2
Basis is TCC overrun of [$******] on a TCC value of [$******] with a 3 day slip on
Subproject 1, HO underrun in hours, and HO scorecard adjustment of [$******]. (Assumes no subtraction of additional Deadband Adjustment from the Final Construction Cost.) *
A	TCC Value	[$******]
B	TCC Overrun	[$******]
C	% of Overrun (B / A)	[******]%
D	Adjustment per table	[******]%
E	Unadjusted Total TCC Fee	[******]%
F	% reduction of TCC Fee (D / E)	[******]%

HO FEE adjustment
	Base HO Fee (Base is [$******]k - [$******]k for reduced hours expended=[$******] adjusted Fee )	[$******]
	Scorecard calc increase of [$******] in HO Fee	[$******]
	Final HO Fee	[$******]

	FC occurs 3 days later than Subproject 1 GFCD date of 9/1/2010	[******]
	Identified LD rate	[$******]
	Total Earned Fee deducted from Subproject 1	[$******]

Final Earned Fee values by subproject
Subproject 1:
	Unadjusted Earned Fee	[$******]
	Adjustment for TCC overrun	[$******]
	HO Earned Fee Adjustment for Scorecard ([******]% of $******])	[$******]
	HO Earned Fee Adjustment for Reduced Manhours ([******]% of $******])	[$******]
	Liquidated Damages	[$******]
	Subproject 1 (Earned Fee adjusted for TCC Overrun, Schedule LD above and [******]% of HO Fee adjustment)	[$******]
	Subproject 2 (Earned Fee adjusted [******]% of HO Fee adjustment)	[$******]
	Subproject 3 (Earned Fee adjusted [******]% of HO Fee adjustment)	[$******]

	Final Aggregate Earned Fee	[$******]

 * Non-TCC underruns can be used to offset TCC Overruns as provided in Secion 12 of the Amendment.

        Amendment to EPC Agreement
        Appendix D – Amended Exhibit 6.5

CONFIDENTIAL TREATMENT REQUESTED

Appendix D

Amended Exhibit 6.5
SCHEDULE LIQUIDATED DAMAGES

Subproject #1:

With respect to Subproject #1 (defined in Section 6 of the Amendment), for each day after such Subproject’s Guaranteed Final Completion Date, but prior to December 31, 2010 (the “NSR Consent Decree Date”), that Final Completion is delayed for such Subproject, but only for that portion of such delay caused by the Contractor, the Contractor shall pay FirstEnergy as Liquidated Damages [$******] for each day of delay. For each day after the NSR Consent Decree Date that the Final Completion of Subproject #1 is delayed, but only for that portion of such delay caused by the Contractor, the Contractor shall pay FirstEnergy as Liquidated Damages, calculated on a daily basis, an amount equal to the greater of:  (a) [$******] for each day of delay, or (b) [$******] for each megawatt hour by which any affected Generating Unit(s) in the subject Subproject operates below its full NDC (defined in Exhibit 7.2) as a result of the event(s) or condition(s) causing, or efforts undertaken to cure, the failure to achieve Final Completion, but not to exceed [$******] per day of delay for such Subproject.

Notwithstanding the foregoing, from the time that all elements of Final Completion have been met other than achievement of the Reliability Standard, Contractor shall pay FirstEnergy as Liquidated Damages for delay in achieving the Reliability Standard after the Guaranteed Final Completion Date for Subproject #1 an amount equal to [$******] for each megawatt hour by which any affected Generating Unit(s) in the subject Subproject operates below its full NDC (defined in Exhibit 7.2) as a result of the event(s) or condition(s) causing, or efforts undertaken to cure, the failure to achieve the Reliability Standard, but only for that portion of such megawatt hour reduction caused by the Contractor, such amount not to exceed [$******] per day for such Subproject prior to the NSR Consent Decree Date and [$******] per day for such Subproject after the NSR Consent Decree Date.

For the avoidance of doubt, and without limiting other reasons therefor, for purposes of the two preceding paragraphs, a Generating Unit shall be considered to be operating below its full NDC if the terms of the NSR Consent Decree regarding emission reduction and control requirements or other Applicable Law prohibit operation of the Generating Unit at its full NDC.

Subproject #2:

With respect to Subproject #2 (defined in Section 6 of the Amendment), for each day after such Subproject’s Guaranteed Final Completion Date, but prior to the NSR Consent Decree Date, that Final Completion is delayed, but only for that portion of such delay caused by the Contractor, the Contractor shall pay FirstEnergy as Liquidated Damages [$******] for each day of delay.  For each day after the NSR Consent Decree Date that the Final Completion of Subproject #2 is delayed, but only for that portion of such delay caused by the Contractor, the Contractor shall pay FirstEnergy as Liquidated Damages, calculated on a daily basis, an amount equal to the greater of:  (a) [$******] for each day of delay, or (b) [$******] for each megawatt hour by which any affected Generating Unit(s) in the subject Subproject operates below its full NDC (defined in Exhibit 7.2) as a result of the event(s) or condition(s) causing, or efforts undertaken to cure, the failure to achieve Final Completion, but not to exceed [$******] per day of delay for such Subproject.

For the avoidance of doubt, and without limiting other reasons therefor, for purposes of the preceding paragraph, a Generating Unit shall be considered to be operating below its full NDC if the terms of the NSR Consent Decree regarding emission reduction and control requirements or other Applicable Law prohibit operation of the Generating Unit at its full NDC.

        Amendment to EPC Agreement
        Appendix D – Amended Exhibit 6.5

CONFIDENTIAL TREATMENT REQUESTED

Subproject #3:

With respect to Subproject #3 (defined in Section 6 of the Amendment), for each day after such Subproject’s Guaranteed Final Completion Date, but prior to the Adjusted NSR Consent Decree Date, that Final Completion is delayed for such Subproject, but only for that portion of such delay caused by the Contractor, the Contractor shall pay FirstEnergy as Liquidated Damages [$******] for each day of delay. For each day after the Adjusted NSR Consent Decree Date that the Final Completion of Subproject #3 is delayed, but only for that portion of such delay caused by the Contractor, the Contractor shall pay FirstEnergy as Liquidated Damages, calculated on a daily basis, an amount equal to the greater of:  (a) [$******] for each day of delay, or (b) [$******] for each megawatt hour by which any affected Generating Unit(s) in the subject Subproject operates below its full NDC (defined in Exhibit 7.2) as a result of the event(s) or condition(s) causing, or efforts undertaken to cure, the failure to achieve Final Completion, but not to exceed [$******] per day of delay for such Subproject.

Notwithstanding the foregoing, from the time that all elements of Final Completion have been met other than achievement of the Reliability Standard, Contractor shall pay FirstEnergy as Liquidated Damages for delay in achieving the Reliability Standard after the Guaranteed Final Completion Date for Subproject #3 an amount equal to [$******] for each megawatt hour by which any affected Generating Unit(s) in the subject Subproject operate below their full NDC (defined in Exhibit 7.2) as a result of the event(s) or condition(s) causing, or efforts undertaken to cure, the failure to achieve the Reliability Standard, but only for that portion of such megawatt hour reduction caused by the Contractor; such amount not to exceed [$******] per day for such Subproject prior to the Adjusted NSR Consent Decree Date and [$******] per day for such Subproject after the Adjusted NSR Consent Decree Date.

For purposes of this Section, the “Adjusted NSR Consent Decree Date” shall be the earlier of (A) the date that is forty-five (45) days after the Guaranteed Final Completion Date for Subproject #3 (as adjusted for any Change Order issued in response to any of the occurrences described in Sections 8.1 or 8.2 of the EPC Agreement); and (B) February 15, 2011.

For the avoidance of doubt, and without limiting other reasons therefor, for purposes of the first two paragraphs under “Subproject 3”, a Generating Unit shall be considered to be operating below its full NDC if the terms of the NSR Consent Decree regarding emission reduction and control requirements or other Applicable Law prohibit operation of the Generating Unit at its full NDC.

All Subprojects:

In addition, with respect to any AQC Unit, for each Outage Day (defined in Exhibit 7.2) beyond 16 days the Contractor uses during the Corrective Action Period (defined in Exhibit 7.2), the Contractor shall pay FirstEnergy as liquidated damages, but only for that portion of such Outage Days caused by the Contractor, [$******] for each megawatt of NDC on the affected Generating Unit for each Outage Day (e.g. for the 300 MW Sammis Unit 5, the rate would be [$******] for each additional Outage Day).

In addition, with respect to each Subproject, in the event that Final Document Delivery has not been achieved by the date that Final Completion is achieved (or in the case of the documentation described below, within 90 days after Final Completion), Contractor shall pay FirstEnergy as Liquidated Damages [$******] per day until Final Document Delivery occurs.

•
As built and final record turnover of Bechtel or Subcontractor documents defined in Section 2.9 and Appendix D of the Scope Book, which were issued, or had change documents issued against them, within 120 days prior to the date Final Completion is or was achieved.

•
Documents including certain discrete data (e.g., emissions and fuel analyses) that must be verified, if required, through the use of third-party laboratories.  (With respect to such circumstances, data measured at the Facility using installed systems and other testing apparatus brought to the Facility will be used to determine the test results for Final Completion.  All reasonable efforts would then be made to submit the final report within 60 calendar days after Final Completion).

•	Final Lien Releases of Purchase Orders and Subcontracts as required.

        Amendment to EPC Agreement
        Appendix E – Amended Exhibit 5.1-3

CONFIDENTIAL TREATMENT REQUESTED

Appendix E

Amended Exhibit 5.1-3
FEE TABLE

The Fee associated with the Target Construction Cost will be adjusted according to the table below:

Final Construction Cost	FE Vendor Arrangement Free Adjustment
(% of Target Construction Cost)	(% of Target Construction Cost)
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
¦ [******%]	[******%]
¦ [******%]	[******%]
Deadband [******%]	[******%]
¦ [******%]	[******%]
¦ [******%]	[******%]
¦ [******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]
[******%]	[******%]

The maximum [******] adjustment is equal to the original Target Construction Cost Fee.
Values on the table shall be interpolated for actual costs between those shown on the table.

        Amendment to EPC Agreement
        Appendix F

Appendix F

Project Schedule; Critical Path Schedule

[See attached electronic media containing Project Schedule and Critical Path Schedule — data date of August 27, 2007;  backup date of September 4, 2007]

The attached disclosure respresents a comprehensive summary and compilation of all the material terms of Appendix F.

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
FirstEnergy Corp.					
ENGINEERING					
SCR - Risk Management Plan					
FERMP10	Project Setup	52	0	05SEP06A	15NOV06A
FERMP20	Develop RMP & PHA	300	142	11SEP06A	27MAR08
FERMP30	Finalize Risk Management Plan	260	260	26NOV07	10DEC08
FERMP50	Develop Training Program	126	126	27JUN08	05JAN09
FERMP40	Submit RMP	136	136	27JUN08	20JAN09
FGD HRDF DISPOSAL AREA (HOLLOW ROCK)					
FELF010	Site Selection	80	0	02JUN05A	22SEP05A
FELF020	Site Investigations	120	0	14NOV05A	17MAR06A
FELF030	Prepare Gypsum Handling Air PTI Application	160	0	03JAN06A	22DEC06A
FELF050	OEPA Review & Approve Solid Waste PTI	315	125	22DEC06A	04MAR08
FELF040	Submit Gypsum Handling Air PTI to OEPA	0	0		22DEC06A
FELF230	Prepare Construction Specs & Dwgs	70	70	04SEP07*	12DEC07
FELF090	OEPA Review & Approve Fuel Depot (HR) PTI	90	90	04SEP07*	18JAN08
FELF240	BEA Landfill Construction Contract	30	30	29NOV07	18JAN08
FELF100	Fuel Depot PTI (HR) Approval	0	0		18JAN08
FELF250	Landfill Construction Contract Award	0	0		18JAN08
FELF080	Fugative Dust PTI (HR) Approval	0	0		30JAN08
FELF060	Solid Waste PTI (HR) Approval	0	0		04MAR08
GYP SLURRY /FILTRATE WTR PIPELINE to Hollow Rock					
FESL010	Negotiate Slurry Line Property Purchases	100	0	10MAR06A	13OCT06A
FESL020	Negotiate Slurry Line Property Easements	90	0	10APR06A	13OCT06A
Conveyor Belt to HR					
FECB190	OEPA Review & Approve Fugitive Dust Pipe PTI	200	97	02MAY07A	23JAN08
FECB040	COE Review 401/404 Application	195	97	18MAY07A	23JAN08
FECB240	>Need NOI for Pipe Conveyor	0	0		14NOV07
FECB050	Receive 401/404 Permit	0	0		23JAN08
SWITCHYARD					
FESW010	Engineering - 345kV MOAB Dis Sw's for CRTR3&5	160	0	01SEP06A	29SEP06A
TRANSMISSION LINE					
FETL010	Route Selection	10	0	01FEB06A	14FEB06A
FETL020	Engineering	50	0	01FEB06A	07APR06A
FETL030	Submit OPSB Letter of Notification	5	0	02MAR06A	08MAR06A
FETL040	OPSB Approval - Letter of Notification	5	0	20APR06A	26APR06A

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Project Setup
Develop RMP & PHA
Finalize Risk Management Plan
Develop Training Program
Submit RMP
Site Investigations
Prepare Gypsum Handling Air PTI Application
OEPA Review & Approve Solid Waste PTI
Submit Gypsum Handling Air PTI to OEPA
Prepare Construction Specs & Dwgs
OEPA Review & Approve Fuel Depot (HR) PTI
BEA Landfill Construction Contract
Fuel Depot PTI (HR) Approval
Landfill Construction Contract Award
Fugative Dust PTI (HR) Approval
Solid Waste PTI (HR) Approval
Negotiate Slurry Line Property Purchases
Negotiate Slurry Line Property Easements
OEPA Review & Approve Fugitive Dust Pipe PTI
COE Review 401/404 Application
>Need NOI for Pipe Conveyor
Receive 401/404 Permit
Engineering - 345kV MOAB Dis Sw's for CRTR3&5
Route Selection
Engineering
Submit OPSB Letter of Notification
OPSB Approval - Letter of Notification

Start Date	05DEC05
Finish Date	31DEC10
Data Date	27AUG07
Run Date	22OCT07 11:26

© Primavera Systems, Inc.

Early Bar
Progress Bar
Critical Activity

BL02

Sheet 1 of 13

FEC-BPC-B&W-BWCC

Sammis AQC Project

Level 1

Date	Revision	Checked	Approved

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
PROCUREMENT					
SWITCHYARD					
FESW020	Order 345 kV Disconnect Switches - East & West	0	0	02OCT06A	
CONTROL SYSTEMS					
FEDCS030	FAT for SCR DCS (inc. Ammonia Handling)	10	10	14JAN08	28JAN08
FEDCS160	FAT for WFGD DCS	10	10	12FEB08	26FEB08
TRANSMISSION LINE					
FETL050	Material Requisition - Poles	5	0	02MAR06A	08MAR06A
FETL060	Material Requisition - Other Material	10	0	23MAR06A	05APR06A
SUBCONTRACTING GROUP					
SWITCHYARD					
FESW060	Award Installation Contract for Switches & Poles	0	0		04JAN07A
CONSTRUCTION					
FGD LIMESTONE PREP AREA (0635-172N)					
FELP080	Backfill & Testing for North Ash Pond	30	0	16APR07A	18MAY07A
FGD HRDF DISPOSAL AREA (HOLLOW ROCK)					
FELF330	Construct Phase 1 Landfill	190	190	05MAR08	01DEC08
FELF340	Certify Phase 1 Construction	60	60	02DEC08	09MAR09
FELF350	Begin Waste Receipt	0	0	10MAR09	
Conveyor Belt to HR					
FECB080	Conveyor Route Clear/Grub & Temp Access	100	100	24JAN08	12JUN08
FECB220	Belt Pulling & Splicing	30	30	24NOV08	07JAN09
SWITCHYARD					
FESW090	CRTR 5 Install East Bus 345kV Disconnect Switch	14	0	01MAR07A	04APR07A
FESW110	CRTR5 Install East Bus Cables 345kV Disc. Switch	5	0	02APR07A	06APR07A
CONTROL SYSTEMS					
FEUPS810	Checkout UPS System in AQC Control Rooms	10	10	01APR08	14APR08
FEDCS100	Checkout SCR Simulator	2	2	16APR08	17APR08
FEDCS110	Checkout DCS - Ammonia Handling	15	15	13OCT08*	31OCT08
FEDCS310	U2 HMI Modifications	24	24	02FEB09	28FEB09
FEDCS240	U1 HMI Modifications	24	24	02MAR09	28MAR09
FEDCS590	U6 HMI Modifications	24	24	09MAR09	04APR09
FEDCS380	U3 HMI Modifications	24	24	29APR09	27MAY09
FEDCS450	U4 HMI Modifications	21	21	03MAY09	23MAY09
FEDCS520	U5 HMI Modifications	20	20	09SEP09	01OCT09
FEDCS660	U7 HMI Modifications	24	24	16JAN10	12FEB10
TRANSMISSION LINE					
FETL070	Clearing	5	0	04MAY06A	10MAY06A
FETL080	Pre-Outage T-Line Construction	10	0	04MAY06A	19MAY06A
FETL090	Outage T-Line Construction	5	0	22MAY06A	26MAY06A
START-UP					
WFGD MILESTONES					
FEMS100	Subproject 1 ("C" Scrubber) Complete	0	0		01SEP10*
FEMS200	Subproject 2 ("A" Scrubber) Complete	0	0		31OCT10*

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Sheet 2 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
FEMS300	Subproject 3 ("B" Scrubber & Common) Complete	0	0		15NOV10*
Conveyor Belt to HR					
FECB230	Startup & Test Pipe Conveyor	20	20	26FEB09	25MAR09
BECHTEL - SAMMIS WFGD					
ENGINEERING					
WFGD MILESTONES					
BPX1FE145	Award Engineering Contract (LOI)	0	0	20JUL05A	
BPX0PM1785	Issue Oct Estimate Refresh	0	0		14OCT05A
BPBAED2930	FE Input required on Gypsum Quality	0	0		05DEC05A
BPX0ED1285	FE decision on Type of Fans	0	0		11JAN06A
BPE1EE175	FE select Pwr Sply Optn & Reqd Analys.Exist Sys	0	0		18JAN06A
BPX0ED2255	Start Detailed Engineering	0	0	09OCT06A	
BPX0PM2400	Agreed Total Construction Cost	0	0		27AUG07*
BPX1FE155	NTP - RELEASE FOR FAB	0	0		27AUG07
FGD ABSORBERS					
BPBAED2835	H*** Scrubber - MR Development	46*	0*	10OCT05A	13DEC05A
BPBAEC350	Scrubber - Prelim Fdn & Piling Design (TCC)	45	0	17APR06A	19JUN06A
BPQDEC440	Scrubber - VI -Final fdn dsn info (B&W)	0	0		25AUG06A
BPBAEA165	Draft Spec Rev A - Elevator	10	0	05SEP06A	18SEP06A
BPBAEA190	Issue Spec Rev A to FE - Elevator	1	0	09OCT06A	17OCT06A
BPBAEA195	Issue Spec Rev A to FE - Siding	2	0	09OCT06A	17OCT06A
INDUCED DRAFT BOOSTER FANS					
BPBAED3090	H*** Booster Fans - MR Development	91*	0*	10MAR06A	18JUL06A
STACK/CHIMNEY					
BPBAFE5030	FE resolve number of units to be wet scrubbed	0	0		12OCT05A
BPBAES4780	H*** Air Permit Approval Process	157*	0*	24OCT05A	13JUN06A
BPBAES4920	Air permit approved by OEPA	0	0		13JUN06A
BPBAEC550	B&W VI - Auxiliary Tank	0	0		15SEP06A
DUCTWORK					
BPBAED2915	Conceptual GA - Duct work (U1-7)	14	0	02DEC05A	24JAN06A
BPBAPS5085	Quantify for TCC - DUCT (BA)	21	0	27JUN06A	01AUG06A
SO2 CONTROL					
BPX0EM1215	FE Final decision on Trona	0	0	08AUG06A	
ASH POND AREA					
BP10PM110	FE direction on North Ash Pond Relocation	0	0	04OCT06A	
BP10PM115	FE direction on 3 vs 4 Fans (U5-7)	0	0	09OCT06A	
WASTE WATER TREATMENT					
BPTWEA115	Draft Spec Rev A - Pre Eng Bldg	8	0	21AUG06A	30AUG06A
BPBAEA245	Issue Spec Rev 0 for Internal Review - Mnfr Roof	5	0	29NOV06A	05DEC06A
NEW PERMANENT PARKING LOT					
BPX1ES465	FE submit notice of intent (NOI) to OEPA	0	0		17MAR06A
BPX1ES475	OEPA Review/approve NOI	15	0	23MAR06A	09MAY06A
CONTROL SYSTEMS					
BPJDEJ215	H*** DEVELOP LOGIC DIAGRAMS	313*	60*	18AUG06A	19NOV07

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Subproject 3 ("B" Scrubber & Common) Complete
Startup & Test Pipe Conveyor
FE decision on Type of Fans
FE select Pwr Sply Optn & Reqd Analys.Exist Sys
Start Detailed Engineering
Agreed Total Construction Cost
NTP - RELEASE FOR FAB
H*** Scrubber - MR Development
Scrubber - Prelim Fdn & Piling Design (TCC)
Scrubber - VI -Final fdn dsn info (B&W)
Draft Spec Rev A - Elevator
Issue Spec Rev A to FE - Elevator
Issue Spec Rev A to FE - Siding
H*** Booster Fans - MR Development
H*** Air Permit Approval Process
Air permit approved by OEPA
B&W VI - Auxiliary Tank
Conceptual GA - Duct work (U1-7)
Quantify for TCC - DUCT (BA)
FE Final decision on Trona
FE direction on North Ash Pond Relocation
FE direction on 3 vs 4 Fans (U5-7)
Draft Spec Rev A - Pre Eng Bldg
Issue Spec Rev 0 for Internal Review - Mnfr Roof
FE submit notice of intent (NOI) to OEPA
OEPA Review/approve NOI
H*** DEVELOP LOGIC DIAGRAMS

Sheet 3 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
BPJDEJ305	H*** DEVELOP DCS SOFTWARE & FAT	179*	159*	30JUL07A	21APR08
BPJDEJ355	DCS FAT Complte (JD System)	0	0		21APR08
BPBAEA155	Draft Spec Rev A - Siding & Roofing	10	0	21AUG06A	01SEP06A
BPBAEA160	Issue spec for internal review - Siding & Roofin	5	0	05SEP06A	15SEP06A
PROCUREMENT					
FGD ABSORBERS					
BPMKAW110	Wet FGD - Negotiations	110	0	13DEC05A	17FEB06A
INDUCED DRAFT BOOSTER FANS					
BPMAA0150	Booster Fans - Fab&Del (1st 2 - 14mo]	426*	262*	16MAR07A	14MAY08
DUCTWORK					
BPMQKC110	Develop SR Tower Cranes for Duct Erect.	18	0	27FEB06A	17APR06A
BPMQKC115	Prep RFP	20	0	18APR06A	16MAY06A
BPMQKC130	Bids Due/Received Tower Crane	32	0	16MAY06A	23JUN06A
BPMQKC120	Issue RFP	0	0		16MAY06A
BPMQKC140	Issue recommendation to FE Tower Crane	0	0		23JUN06A
BPMQKC145	FE review/approve recommendation Tower Crane	5	0	26JUN06A	20JUL06A
BPMQKC150	Award Tower Crane	0	0	24JUL06A	
BPMQKC155	H*** Fab & Deliver Tower Crane 1	260*	0*	24JUL06A	08AUG07A
BPMDRM255	>Ductwork - First Delivery	0	0	08OCT07	
BPMDRM345	Ductwork - Last Delivery at Site	0	0		05JAN09
FGD LIMESTONE PREP AREA (0835-172N)					
BPMF00110	H*** Limestone Prep - Fab & Deliver Equipme	244*	92*	22JAN07A	15JAN08
FGD SECONDARY DEWATERING					
BPMHGL150	H*** Gypsum Hdlg - Fab & Deliver Equipment	244*	92*	22JAN07A	15JAN08
WASTE WATER TREATMENT					
BPMLXR135	H*** WWT - Fab & Deliver	274*	123*	23JAN07A	29FEB08
CONTROL SYSTEMS					
BPJD01145	DCS JD System Delivery	20	20	09JUL08	05AUG08
BPJA03230	CEMS FAT (JN System)	5	5	04NOV08	10NOV08
SUBCONTRACTING GROUP					
DUCTWORK					
BPMQKC125	Commercial evaluation omplete Tower Crane	32	0	16MAY06A	23JUN06A
BPMQKC135	Technical evaluation complete Tower Crane	32	0	16MAY06A	23JUN06A
CONSTRUCTION					
FGD ABSORBERS					
BP43120110	H*** Absorber C - Civil Activities	149*	0*	27NOV06A	26JUN07A
BP43120115	H*** Scrubber Bldg C - Construction	468*	303*	04JAN07A	31OCT08
BP43120120	H*** Absorber B - Civil Activities	60*	0*	10MAY07A	03AUG07A
BP43120125	H*** Absorber A - Civil Activities	63*	0*	29MAY07A	24AUG07A
BP43120135	H*** Bldg A/B - Construction	490*	434*	07JUN07A	07MAY09
BP43131020	H*** FGD Island - Erect Structural Steel C/	190*	190*	06DEC07	03SEP08
BP43340110	H***ERECT SCRUBBER C VESSEL (B&W)	201*	201*	17MAR08	30DEC08
BP43340115	H***ERECT SCRUBBER VESSEL A (B&W)	234*	234*	10APR08	12MAR09

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Sheet 4 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
BP43340120	H***ERECT SCRUBBER VESSEL B (B&W)	238*	238*	21APR08	25MAR09
BP43150120	H*** FGD Island - Piping Installation C/B/A	149*	149*	11JUL08	10FEB09
BP43160135	H*** FGD Island - Electrical / Instrum. C/B	210*	210*	14JUL08	07MAY09
BP43160180	DCS - Install Temp Work Sta. (pend Cntrl Rm)	20	20	06AUG08	03SEP08
INDUCED DRAFT BOOSTER FANS					
BP45225030	H*** Boostr Fans 1-4 - - Install 3	136*	136*	15MAY08	25NOV08
BP45225035	H*** Booster Fans 1-7 - Install	286*	286*	15MAY08	29JUN09
BP45225065	H*** Boostr Fans SA 5-7 - Install 3	219*	219*	04SEP08	29JUN09
STACK/CHIMNEY					
BP46120110	H*** Chimney Foundation - Excav/ Piling/Con	200*	0*	02OCT06A	13JUL07A
BP46120150	H*** Chimney FREP - 2nd Lift	20*	0*	13APR07A	10MAY07A
BP46120185	H*** Chimney FREP - 3rd Lift	22*	0*	11MAY07A	12JUN07A
BP46113030	H*** Backfill Chimney Fdn Non-Continuous Wo	44*	0*	11MAY07A	13JUL07A
BP46120215	H*** Chimney FREP - 4th Lift	13*	0*	13JUN07A	01JUL07A
BP46277010	Mobilize Equipment and Setup Slip Form Rig	31	0	09JUL07A	17AUG07A
BP46277015	Start Outer Shell Construction - First Concrete	0	0	20AUG07A	
BP46277020	50' Exclusion Zone In Effect - 0'-100'	17*	0*	20AUG07A	25AUG07A
BP46277025	Place Concrete Chimney Outer Shell	66*	59*	20AUG07A	24OCT07
BP46277030	100' Exclusion Zone In Effect - 101'-830'	97*	90*	20AUG07A	24NOV07
BP46277035	Dismantle/Destage Chimney Slip Form Rig	17	17	25OCT07	16NOV07
BP46277045	H*** Chimney Internals & Flues	293*	293*	14NOV07	08JAN09
BP46277050	Release Exclusion Zone	0	0		24NOV07
BP46277055	Install Concrete Roof	15	15	19JAN08	05FEB08
OX AIR / MAKEUP WTR BLDG					
BP48100110	H*** Ox Air / M/U Water Building - Construc	361*	311*	15JUN07A	12NOV08
DUCTWORK					
BPOT109305	Outage SA3 (Vlv, Blr, Envr)	10	0	06SEP05A	15OCT05A
BP23030	Outage SA5 (SNCR Port Inst)	16	0	12FEB06A	20FEB06A
BP23040	Outage SA1 (SNCR)	13	0	21FEB06A	05MAR06A
BP49528010	Modify Crane Pad for TG1900 - Position 3	15	0	12APR07A	18APR07A
BP49131025	H*** Install Duct Support Steel SA1-7	461*	388*	14MAY07A	04MAR09
BP49200110	Preassemble Cornell TG1900 at Preassembly site	5	0	04JUN07A	08JUN07A
BP49200115	Transport Cornell TG1900 to Site	1	0	06JUN07A	06JUN07A
BP49528015	Install TG1900 Tower Crane at Position 3	12	0	06JUN07A	22JUN07A
BP49342025	H*** Install Ductwork SA1-7	437*	437*	08OCT07	23JUN09
BP49119010	H*** SR7 Southbound Lane Closed	506*	506*	04FEB08	23JUN09
BP4934130	Duct 1-4 Complete	0	0		27MAR09
BP49341615	Duct 5-7 Complete	0	0		23JUN09
LIMESTONE UNLOADING, STORAGE & TRANSFER					
BP51100110	H*** Limestone Hdlg - Construction	290*	290*	13SEP07	30OCT08
FGD LIMESTONE PREP AREA (0635-172N)					
BP52100110	North Ash Pond - Ready For Bechtel Construction	1	0	18MAY07A	18MAY07A
BP52100115	H*** Limestone Prep - Construction	433*	400*	19JUL07A	17DEC08

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
H***ERECT SCRUBBER VESSEL B (B&W
H*** FGD Island - Piping Installation C/B/
H*** FGD Island - Electrical / Instrum. C/
DCS - Install Temp Work Sta. (pend Cntrl Rm)
H*** Boostr Fans 1-4 - - Install 3
H*** Booster Fans 1-7 - Instal
H*** Boostr Fans SA 5-7 - Install 3
H*** Chimney Foundation - Excav/ Piling/Con
H*** Chimney FREP - 2nd Lift
H*** Chimney FREP - 3rd Lift
H*** Backfill Chimney Fdn Non-Continuous Wo
H*** Chimney FREP - 4th Lift
Mobilize Equipment and Setup Slip Form Rig
Start Outer Shell Construction - First Concrete
50' Exclusion Zone In Effect - 0'-100'
Place Concrete Chimney Outer Shell
100' Exclusion Zone In Effect - 101'-830'
Dismantle/Destage Chimney Slip Form Rig
H*** Chimney Internals & Flues
Release Exclusion Zone
Install Concrete Roof
H*** Ox Air / M/U Water Building - Constru
Outage SA5 (SNCR Port Inst)
Outage SA1 (SNCR)
Modify Crane Pad for TG1900 - Position 3
H*** Install Duct Support Steel SA1-
Preassemble Cornell TG1900 at Preassembly site
Transport Cornell TG1900 to Site
Install TG1900 Tower Crane at Position 3
H*** Install Ductwork SA1-7
H*** SR7 Southbound Lane Closed
Duct 1-4 Complete
Duct 5-7 Complete
H*** Limestone Hdlg - Construction
North Ash Pond - Ready For Bechtel Construction
H*** Limestone Prep - Construction

Sheet 5 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
LS SLURRY PIPERACK -Scrubrs to LS Prep Bldg					
BP5A100110	H*** Limestone Slurry Piperack - Constructi	158*	158*	20FEB08	01OCT08
FGD SECONDARY DEWATERING					
BP62100110	H*** 2nd Gyp Dewtr - Construction	282*	282*	23OCT07	02DEC08
WASTE WATER TREATMENT					
BP77100110	H*** WWT - Construction	309*	309*	19OCT07	08JAN09
NEW STOREROOM/ANNEX BUILDING					
BP82149035	MOBILIZE NEW WHSE S/C	0	0	28AUG06A	
BP82149165	H*** New Storeroom/Annex - Construct	148*	0*	20SEP06A	18APR07A
BP82149560	Grae-Con -- Temporary C.O.O	1	0	18APR07A	18APR07A
NEW STOREROOM/ANNEX AREA U/G UTILITIES					
BP06842	Install Temp. Ash Truck Route & Temp. Parking	4	0	19SEP06A	22SEP06A
NEW PERMANENT PARKING LOT					
BP23750	H*** New Perm Parking Lot - Construct	169*	0*	22MAY06A	19JAN07A
BP84100110	Open Lot to Ped Traffic	0	0	02NOV06A	
BARGE UNLOADING FACILITY					
BP85621020	H*** Barge Unloading - Construction	93*	93*	04SEP07	15JAN08
BP85340110	B&W Scrubber Rings - First Barge Delivery	0	0	18MAR08	
BP85340115	H*** B&W Scrubber Ring Barge Deliveries	162*	162*	18MAR08	03NOV08
BP85340120	B&W Scrubber Rings - Last Barge Delivery	0	0		03NOV08
ELECTRICAL FACILITIES					
BP30160115	H*** Elec Raceway & Cable Installation	325*	325*	21MAR08	29JUN09
BP30280110	H*** Elec Equip Installation	164*	164*	11APR08	02DEC08
BP30160120	H***INSTRUMENTATION INSTALLATION	351*	351*	14JUL08	29JUN09
NOT AREA SPECIFIC					
BP23050	Outage SA2 (SNCR)	16	0	04MAR06A	15MAR06A
BPOT109600	H*** Outage SA6 (Flash Tank Reloc) Hammock	26*	0*	23DEC06A	17JAN07A
BPOT109705	H*** Outage SA7 (Flash Tank Reloc) Hammock	68*	0*	09FEB07A	15APR07A
OUTAGES					
ID FANS (EXISTING)					
BP45229010	ID Fans U6 - Replace Rotors (OUTAGE)	56	56	07MAR09	01MAY09
BP45229015	ID Fans U7 - Rotor Replacement (OUTAGE)	56	56	15JAN10	11MAR10
Unit 7 Related					
BPOT109740	H*** PLANNED AQC UNIT 7 OUTAGE DURATION	79*	79*	15JAN10	03APR10
START-UP					
WFGD MILESTONES					
BPX1135	Consent decree Final Completion	0	0		31DEC10*
FGD ABSORBERS					
BPQD200	SA4 - Consent Decree Final Completion	0	0		30SEP08*
BPQD205	SA3 - Consent Decree Final Completion	0	0		31DEC08*
BPQD395	SA 1-4 Final Completion	0	0		10JUL09
BPQD400	SA1 - Consent Decree Final Completion	0	0		31DEC09*
BPQD405	SA2 - Consent Decree Final Completion	0	0		31DEC09*

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
H*** Limestone Slurry Piperack - Constructi
H*** 2nd Gyp Dewtr - Construction
H*** WWT - Construction
MOBILIZE NEW WHSE S/C
H*** New Storeroom/Annex - Construct
Grae-Con -- Temporary C.O.O
Install Temp. Ash Truck Route & Temp. Parking
H*** New Perm Parking Lot - Construct
Open Lot to Ped Traffic
H*** Barge Unloading - Construction
B&W Scrubber Rings - First Barge Delivery
H*** B&W Scrubber Ring Barge Deliveries
B&W Scrubber Rings - Last Barge Delivery
H*** Elec Raceway & Cable Installation
H*** Elec Equip Installation
H***INSTRUMENTATION INSTALLATION
Outage SA2 (SNCR)
H*** Outage SA6 (Flash Tank Reloc) Hammock
H*** Outage SA7 (Flash Tank Reloc) Hammock
ID Fans U6 - Replace Rotors (OUTAGE
ID Fans U7 - Rotor Replacement (OUTAGE
H*** PLANNED AQC UNIT 7 OUTAGE DURATIO
Consent decree Final Completion
SA4 - Consent Decree Final Completion
SA3 - Consent Decree Final Completion
SA 1-4 Final Completion
SA1 - Consent Decree Final Completion
SA2 - Consent Decree Final Completion

Sheet 6 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
OX AIR / MAKEUP WTR BLDG					
BPEC150	1st Mechanical System Energization - M/U Water	0	0		05SEP08
WASTE WATER TREATMENT					
BPTW115	H*** SU Waste Water Treatment	51*	51*	26JAN09	06APR09
Unit 1 Related					
BPOT109110	H*** Outage SA1 (Blr, Trb, Vlv/Envr)	57*	57*	20OCT07	15DEC07
BPOT109140	H*** PLANNED AQC UNIT 1 OUTAGE DURATION	53*	53*	01MAR09	22APR09
Unit 2 Related					
BPOT109240	H*** PLANNED AQC UNIT 2 OUTAGE DURATION	81*	81*	31JAN09	21APR09
Unit 3 Related					
BPOT109340	H*** PLANNED AQC UNIT 3 OUTAGE DURATION	65*	65*	28APR09	01JUL09
Unit 4 Related					
BPOT109405	H*** Outage SA4 (Stack Work) Hammock	58*	58*	23FEB08	20APR08
Unit 5 Related					
BPOT109540	H*** PLANNED AQC UNIT 5 OUTAGE DURATION	55*	55*	08SEP09	01NOV09
Unit 6 Related					
BPOT109615	H*** Outage SA6 (SCR Tie-in Outage) Hammock	85*	85*	07MAR09	30MAY09
BPOT109640	H*** PLANNED AQC UNIT 6 OUTAGE DURATION	38*	38*	05NOV09	12DEC09
B&W - Sammis WFGD					
ENGINEERING					
FGD ABSORBERS					
FGL1CQD01E	H*** B&W Absorber C FGD System - Engineering	704*	290*	03JAN06A	22OCT08
FGL1AQD01E	H*** B&W Absorber A FGD System - Engineering	525*	135*	06FEB06A	14MAR08
FGL1BQD01E	H*** B&W Absorber B FGD System - Engineering	525*	135*	06FEB06A	14MAR08
FGL1CQD10E	H*** B&W Absorber C Recycle System - Engineering	449*	64*	13FEB06A	27NOV07
FGL1AQD40E	H*** B&W Absorber A Agitator(SE) System - Engine	178*	0*	20FEB06A	01NOV06A
FGL1BQD40E	H*** B&W Absorber B Agitator(SE) System - Engine	178*	0*	20FEB06A	01NOV06A
FGL1CQD40E	H*** B&W Absorber C Agitator(SE) System - Engine	178*	0*	20FEB06A	01NOV06A
FGL1CQD20E	H*** B&W Absorber C Mist Elim System - Engineeri	380*	0*	20FEB06A	24AUG07A
FGL1AQD20E	H*** B&W Absorber A Mist Elim System - Engineeri	484*	104*	20FEB06A	31JAN08
FGL1AQD10E	H*** B&W Absorber A Recycle System - Engineering	491*	111*	20FEB06A	11FEB08
FGL1BQD20E	H*** B&W Absorber B Mist Elim System - Engineeri	515*	135*	20FEB06A	14MAR08
FGL1BQD10E	H*** B&W Absorber B Recycle System - Engineering	537*	157*	20FEB06A	15APR08
FGL1BQD95E	H*** B&W Absorber B Sump System - Engineering	301*	0*	20MAR06A	01JUN07A
FGL1CQD95E	H*** B&W Absorber C Sump System - Engineering	414*	54*	20MAR06A	09NOV07
FGL1AQD95E	H*** B&W Absorber A Sump System - Engineering	426*	66*	20MAR06A	29NOV07
FGPIPTWBEN	H*** FGD Pipe Twr B Area - Engineering	802*	450*	30MAR06A	16JUN09
FGPIPTWCEN	H*** FGD Pipe Twr C Area - Engineering	802*	450*	30MAR06A	16JUN09
FGPIPTWAEN	H*** FGD Pipe Twr A Area - Engineering	826*	474*	30MAR06A	20JUL09
FGL1BQD30E	H*** B&W Absorber B Ox Air System - Engineering	398*	55*	17APR06A	12NOV07
FGL1CQD30E	H*** B&W Absorber C Ox Air System - Engineering	401*	60*	17APR06A	19NOV07
FGL1AQD30E	H*** B&W Absorber A Ox Air System - Engineering	406*	65*	17APR06A	28NOV07
FGL1CQD50E	H*** B&W Absorber C Bleed System - Engineering	342*	40*	12JUN06A	22OCT07

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Sheet 7 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
FGL1AQD50E	H*** B&W Absorber A/B Bleed System - Engineering	368*	66*	12JUN06A	29NOV07
FGL1CQD80E	H*** B&W Absorber C Slry Fd/Rtn System - Enginee	116*	0*	14MAR07A	24AUG07A
FGL1AQD80E	H*** B&W Absorber A/B Slry Fd/Rtn System Enginee	98*	0*	09APR07A	24AUG07A
STACK/CHIMNEY					
FGPIPAUXEN	H*** FGD Pipe Aux Stor Area - Engineering	678*	399*	17JUL06A	03APR09
FGD LIMESTONE PREP AREA (0635-172N)					
FGPIPLSPEN	H*** FGD Pipe LS Prep Area - Engineering	482*	166*	22MAY06A	28APR08
FGD SECONDARY DEWATERING					
FGPIPSECEN	H*** FGD Pipe Sec Dew Area - Engineering	678*	391*	05JUL06A	24MAR09
MILESTONE					
FGD ABSORBERS					
FGLDGSD01	WFGD Twr C Module 1 Set on Fdn - LD	0	0		23APR08*
FGMSGSD01	WFGD Twr C Module 1 Set on Fdn (G1)	0	0		23APR08
FGMSPMC01	WFGD Pre-Mechanical Completion - #1 (G3)	0	0		23JAN09
FGLDPMC01	WFGD Pre-Mechanical Completion - #1 - LD	0	0		01FEB09*
FGLDGSD02	WFGD Fnl Module 6 Complete - LD	0	0		30MAR09*
FGLDFG01	WFGD 1st Gas Abs Twr C (Bechtel G3)	0	0		21APR09*
FGMSPMC02	WFGD Pre-Mechanical Completion - #2 (G3)	0	0		16JUN09
FGLDPMC02	WFGD Pre-Mechanical Completion - #2 - LD	0	0		21JUL09*
FGLAFG02	WFGD First Gas Twr A/B (Bechtel G1)	0	0		11AUG09
FGLDGMC01	WFGD Mechanical Completion - #1 (G3)	0	0		27SEP09*
FGMSGPF01	WFGD 1st Guaranteed Performance Fnl Cmplt 'C'	0	0		27JAN10
FGLDGMC02	WFGD Mechanical Completion - #2 (G3)	0	0		26MAR10*
FGLDGPF01	WFGD 1st Guaranteed Performance Fnl Cmplt 'C' LD	0	0		23APR10*
FGMSGPD02	WFGD 2nd Guaranted Performance Final Cmplt 'A&B'	0	0		11SEP10
FGLDGPF02	WFGD 2nd Guaranteed Performance Fnl Completn LD	0	0		26OCT10*
PROCUREMENT					
FGD ABSORBERS					
FGL1AQD40P	H*** B&W Absorber A Agitator(SE) System - Procur	525*	145*	20FEB06A	28MAR08
FGL1BQD40P	H*** B&W Absorber B Agitator(SE) System - Procur	525*	145*	20FEB06A	28MAR08
FGL1CQD40P	H*** B&W Absorber C Agitator(SE) System - Procur	516*	145*	03MAR06A	28MAR08
FGL1CQD10P	H*** B&W Absorber C Recycle System - Procurement	491*	125*	10MAR06A	29FEB08
FGL1CQD01P	H*** B&W Absorber C FGD System - Procurement	574*	209*	13MAR06A	27JUN08
FGL1AQD01P	H*** B&W Absorber A FGD System - Procurement	505*	169*	24APR06A	01MAY08
FGL1BQD01P	H*** B&W Absorber B FGD System - Procurement	505*	169*	24APR06A	01MAY08
FGPIPTWCPR	H*** FGD Pipe Twr C Area - Procurement	450*	124*	08MAY06A	28FEB08
FGL1AQD10P	H*** B&W Absorber A Recycle System - Procurement	451*	125*	08MAY06A	29FEB08
FGL1BQD10P	H*** B&W Absorber B Recycle System - Procurement	451*	125*	08MAY06A	29FEB08
FGPIPTWAPR	H*** FGD Pipe Twr A Area - Procurement	519*	193*	08MAY06A	05JUN08
FGPIPTWBPR	H*** FGD Pipe Twr B Area - Procurement	519*	193*	08MAY06A	05JUN08
FGL1CQD20P	H*** B&W Absorber C Mist Elim System - Procureme	360*	58*	12JUN06A	15NOV07
FGL1AQD20P	H*** B&W Absorber A Mist Elim System - Procureme	397*	95*	12JUN06A	18JAN08
FGL1BQD20P	H*** B&W Absorber B Mist Elim System - Procureme	406*	104*	12JUN06A	31JAN08

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
H*** B&W Absorber A/B Bleed System - Engineering
H*** B&W Absorber C Slry Fd/Rtn System - Enginee
H*** B&W Absorber A/B Slry Fd/Rtn System Enginee
H*** FGD Pipe Aux Stor Area - Eng
H*** FGD Pipe LS Prep Area - Engineering
H*** FGD Pipe Sec Dew Area - Engi
WFGD Twr C Module 1 Set on Fdn - LD
WFGD Twr C Module 1 Set on Fdn (G1)
WFGD Pre-Mechanical Completion - #1 (G3
WFGD Pre-Mechanical Completion - #1 - LD
WFGD Fnl Module 6 Complete - LD
WFGD 1st Gas Abs Twr C (Bechtel G3
WFGD Pre-Mechanical Completion - #2 (G3
WFGD Pre-Mechanical Completion - #2 - LD
WFGD First Gas Twr A/B (Bechtel G1
WFGD Mechanical Completion - #1 (G3
WFGD 1st Guaranteed Performance Fnl Cmplt 'C
WFGD Mechanical Completion - #2 (G3
WFGD 1st Guaranteed Performance Fnl Cmplt 'C' LD
WFGD 2nd Guaranted Performance Final Cmplt 'A&
WFGD 2nd Guaranteed Performance Fnl Completn LD
H*** B&W Absorber A Agitator(SE) System - Procur
H*** B&W Absorber B Agitator(SE) System - Procur
H*** B&W Absorber C Agitator(SE) System - Procur
H*** B&W Absorber C Recycle System - Procurement
H*** B&W Absorber C FGD System - Procurement
H*** B&W Absorber A FGD System - Procurement
H*** B&W Absorber B FGD System - Procurement
H*** FGD Pipe Twr C Area - Procurement
H*** B&W Absorber A Recycle System - Procurement
H*** B&W Absorber B Recycle System - Procurement
H*** FGD Pipe Twr A Area - Procurement
H*** FGD Pipe Twr B Area - Procurement
H*** B&W Absorber C Mist Elim System - Procureme
H*** B&W Absorber A Mist Elim System - Procureme
H*** B&W Absorber B Mist Elim System - Procureme

Sheet 8 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
FGL1BQD95P	H*** B&W Absorber B Sump System - Procurement	431*	175*	17AUG06A	09MAY08
FGL1CQD95P	H*** B&W Absorber C Sump System - Procurement	439*	183*	17AUG06A	21MAY08
FGL1AQD95P	H*** B&W Absorber A Sump System - Procurement	451*	195*	17AUG06A	09JUN08
FGL1CQD30P	H*** B&W Absorber C Ox Air System - Procurement	319*	70*	28AUG06A	05DEC07
FGL1AQD30P	H*** B&W Absorber A Ox Air System - Procurement	324*	75*	28AUG06A	12DEC07
FGL1BQD30P	H*** B&W Absorber B Ox Air System - Procurement	324*	75*	28AUG06A	12DEC07
FGL1CQD50P	H*** B&W Absorber C Bleed System - Procurement	268*	120*	29JAN07A	22FEB08
FGL1AQD50P	H*** B&W Absorber A/B Bleed System - Procurement	343*	195*	29JAN07A	09JUN08
FGL1CQD80P	H*** B&W Absorber C Slry Fd/Rtn System - Procure	146*	90*	07JUN07A	11JAN08
FGL1AQD80P	H*** B&W Absorber A/B Slry Fd/Rtn System Procure	201*	159*	27JUN07A	17APR08
FG7045	HC OVERFLOW TANK C SHOP DWGS (WITHERUP)	1	0	30JUL07A	30JUL07A
FG7051	HC OVERFLOW TANK A/B SHOP DWGS (WITHERUP)	22*	2*	30JUL07A	28AUG07
FG7047	HC OVERFLOW TANK C SHOP FAB (WITHERUP)	16*	16*	11OCT07*	01NOV07
FG7053	HC OVERFLOW TANK A/B SHOP FAB (WITHERUP)	20	20	02NOV07*	03DEC07
FG7059	HC UNDERFLOW TANK C SHOP FAB (WITHERUP)	3*	3*	04DEC07*	06DEC07
FG7065	HC UNDERFLOW TANK A/B SHOP FAB (WITHERUP)	5*	5*	07DEC07*	13DEC07
STACK/CHIMNEY					
FGPIPAUXPR	H*** FGD Pipe Aux Stor/Ox Air Area - Procurement	256*	226*	16JUL07A	23JUL08
FG7023	AUX STORAGE TANK SHOP FAB (WITHERUP)	15*	15*	18AUG08*	08SEP08
FGD MAKEUP / FIREWATER STORAGE TANK					
FG7003	MAKEUP WATER TANK SHOP DWGS (WITHERUP)	30*	0*	11JUN07A	23JUL07A
FG7078	MAKEUP WATER TANK DWGS APPROVAL (WITHERUP)	21*	1*	30JUL07A	27AUG07
FG7005	MAKEUP WATER TANK SHOP FAB (WITHERUP)	20*	20*	11SEP07*	08OCT07
FGD LIMESTONE PREP AREA (0635-172N)					
FGPIPLSPPR	H*** FGD Pipe LS Prep Area - Procurement	156*	151*	20AUG07A	07APR08
FG7011	LS SLURRY FD TANKS A SHOP FAB (WITHERUP)	20*	20*	07FEB08*	05MAR08
FG7072	LS SLURRY FD TANKS B SHOP FAB (WITHERUP)	20*	20*	05MAY08*	02JUN08
FGD SECONDARY DEWATERING					
FGPIPSECPR	H*** FGD Pipe Sec Dew Area - Procurement	222*	217*	20AUG07A	10JUL08
FG7035	FILTER FEED TANK SHOP FAB (WITHERUP)	16*	16*	17JAN08*	07FEB08
FG7041	FILTER FD/FILTRATE TANK SHOP FAB (WITHERUP)	16*	16*	07APR08*	28APR08
FG7017	FILTRATE TANK SHOP FAB (WITHERUP)	5*	5*	07JUL08*	11JUL08
WASTE WATER TREATMENT					
FG7029	BLOWDOWN TANK SHOP FAB (WITHERUP)	7*	7*	21MAR08*	31MAR08
CONSTRUCTION					
FGD ABSORBERS					
FG7042	HC OVERFLOW TANK C NTE FND LOADS (WITHERUP)	0	0		14MAR07A
FG7043	HC OVERFLOW TANK C ANCHOR BOLT CALCS	0	0		14MAR07A
FG7048	HC OVERFLOW TANK A/B NTE FND LOADS	0	0		14MAR07A
FG7049	HC OVERFLOW TNK A/B ANCHOR BOLT CALCS	0	0		14MAR07A
FG7054	HC UNDERFLOW TANK C NTE FND LOADS	0	0		14MAR07A
FG7055	HC UNDERFLOW TANK C ANCHOR BOLT CALCS	0	0		14MAR07A
FG7060	HC UNDERFLOW TANK A/B NTE FND LOADS	0	0		14MAR07A

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
H*** B&W Absorber B Sump System - Procurement
H*** B&W Absorber C Sump System - Procurement
H*** B&W Absorber A Sump System - Procurement
H*** B&W Absorber C Ox Air System - Procurement
H*** B&W Absorber A Ox Air System - Procurement
H*** B&W Absorber B Ox Air System - Procurement
H*** B&W Absorber C Bleed System - Procurement
H*** B&W Absorber A/B Bleed System - Procureme
H*** B&W Absorber C Slry Fd/Rtn System - Procure
H*** B&W Absorber A/B Slry Fd/Rtn System Procure
HC OVERFLOW TANK C SHOP DWGS (WITHERUP)
HC OVERFLOW TANK A/B SHOP DWGS (WITHERUP)
HC OVERFLOW TANK C SHOP FAB (WITHERUP)
HC OVERFLOW TANK A/B SHOP FAB (WITHERUP)
HC UNDERFLOW TANK C SHOP FAB (WITHERUP)
HC UNDERFLOW TANK A/B SHOP FAB (WITHERUP)
H*** FGD Pipe Aux Stor/Ox Air Area - Procureme
AUX STORAGE TANK SHOP FAB (WITHERUP)
MAKEUP WATER TANK SHOP DWGS (WITHERUP)
MAKEUP WATER TANK DWGS APPROVAL (WITHERUP)
MAKEUP WATER TANK SHOP FAB (WITHERUP)
H*** FGD Pipe LS Prep Area - Procurement
LS SLURRY FD TANKS A SHOP FAB (WITHERUP)
LS SLURRY FD TANKS B SHOP FAB (WITHERUP)
H*** FGD Pipe Sec Dew Area - Procurement
FILTER FEED TANK SHOP FAB (WITHERUP)
FILTER FD/FILTRATE TANK SHOP FAB (WITHERUP)
FILTRATE TANK SHOP FAB (WITHERUP)
BLOWDOWN TANK SHOP FAB (WITHERUP)
HC OVERFLOW TANK C NTE FND LOADS (WITHERUP)
HC OVERFLOW TANK C ANCHOR BOLT CALCS (WITHERUP)
HC OVERFLOW TANK A/B NTE FND LOADS (WITHERUP)
HC OVERFLOW TNK A/B ANCHOR BOLT CALCS (WITHERUP)
HC UNDERFLOW TANK C NTE FND LOADS (WITHERUP)
HC UNDERFLOW TANK C ANCHOR BOLT CALCS (WITHERUP)
HC UNDERFLOW TANK A/B NTE FND LOADS (WITHERUP)

Sheet 9 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
FG7061	HC UNDERFLOW TNK A/B ANCHR BOLT CALCS	0	0		14MAR07A
FG7044	HC OVERFLOW TANK C PIPE FLANGE LOADS	0	0		16MAR07A
FG7050	HC OVERFLOW TNK A/B PIPE FLANGE LOADS	0	0		16MAR07A
FG7056	HC UNDERFLOW TANK C PIPE FLANGE LOADS	0	0		16MAR07A
FG7062	HC UNDERFLOW TANK A/B PIPE FLNG LOADS	0	0		16MAR07A
FG7073	HC OVERFLOW TANK C DWGS APPROVAL	15*	15*	30AUG07*	20SEP07
FG7075	HC OVERFLOW TANK A/B DWGS APPROVAL	16*	16*	30AUG07*	21SEP07
FG7057	HC UNDERFLOW TANK C SHOP DWGS (WITHERUP)	27*	27*	30AUG07*	08OCT07
FG7063	HC UNDERFLOW TANK A/B SHOP DWGS (WITHERUP)	28*	28*	30AUG07*	09OCT07
FG7046	HC OVERFLOW TANK C MATERIAL (WITHERUP)	8*	8*	24SEP07*	03OCT07
FG7052	HC OVERFLOW TANK A/B MATERIAL (WITHERUP)	9*	9*	24SEP07*	04OCT07
FG9910	MOBILIZE JOBSITE	57	57	08OCT07	28DEC07
FG7074	HC UNDERFLOW TANK C DWGS	16*	16*	10OCT07*	31OCT07
FG7076	HC UNDERFLOW TANK A/B DWGS APPROVAL	17*	17*	10OCT07*	01NOV07
FG7058	HC UNDERFLOW TANK C MATERIAL (WITHERUP)	8*	8*	02NOV07*	13NOV07
FG7064	HC UNDERFLOW TANK A/B MATERIAL (WITHERUP)	9*	9*	02NOV07*	14NOV07
FG4300	ROUGH SET 5 RECIRC PUMPS (C ABS BLDG)	15	15	03DEC07	21DEC07
FG4400	ROUGH SET 5 RECIRC PUMPS (A ABS BLDG)	15	15	31DEC07	21JAN08
FG4337	PREP PRIMARY HYDROCLONE UNDERFLOW TNK	5	5	09JAN08	15JAN08
FG4336	SET 1 PURGE HYDROCLONE OVERFLOW TANK C	2	2	14JAN08*	15JAN08
FG4338	SET PRI HYDROCLONE UNDERFLOW TANKS	3	3	16JAN08	18JAN08
FG4435	PREP PURGE HYDROCLONE OVERFLOW TANK	5	5	23JAN08	29JAN08
FG4001	ERECT CRANE ABS TWR A/B	20	20	01FEB08*	28FEB08
FG4447	PREP PRIMARY HYDROCLONE UNDERFLOW TNK	1	1	15FEB08	15FEB08
FG4436	SET 1 PURGE HC OVERFLOW TANK A/B (WITHERUP)	5	5	18FEB08*	22FEB08
FG4448	SET 2 PRI HC UNDERFLOW TANKS A/B (WINTHERUP)	5	5	18FEB08	22FEB08
FG4302	STAGE PROCESS PIPING ELEV 718 C BUILDING	20	20	26FEB08	24MAR08
FGPIPTWCCN	H*** FGD Pipe Twr C Area - Construction	232*	232*	26FEB08	23JAN09
FG4071	ERECT CRANE ABS C	25	25	03MAR08*	04APR08
FG4800	BARGE 1 - DELIVER 2 PIECES (1C,2C,1A)	1	1	15MAR08*	15MAR08
FG4331	STAGE PROCESS PIPING ELEV 736 C BUILDING	20	20	21MAR08	17APR08
FG4301	TEMP HANG 48" DISCHARGE FRP PIPE (C ABS BLDG)	88	88	21MAR08	24JUL08
FG4343	INST LINING HYDROCLONE OVERFLOW TANK C	10	10	07APR08*	18APR08
FG4016	H*** ABSORBER TOWER C ERECTION	184*	184*	09APR08	30DEC08
FG4216	H*** ERECT ABSORBER TOWER A	234*	234*	10APR08	12MAR09
FG4801	BARGE 2 - DELIVER 3 PIECES (2A,1B)	1	1	15APR08*	15APR08
FG4402	STAGE PROCESS PIPING ELEV 718 A/B BUILDING	30	30	15APR08	27MAY08
FGPIPTWACN	H*** FGD Pipe Twr A/B Area - Construction	292*	292*	15APR08	08JUN09
FG4443	INST LINING HC OVERFLOW TANK A/B (WITHERUP)	9	9	21APR08*	01MAY08
FG4116	H*** ABSORBER TOWER B ERECTION	236*	236*	21APR08	25MAR09
FG4332	STAGE PROCESS PIPING ELEV 756 C BUILDING	20	20	22APR08	19MAY08
FG4388	H*** INSTALL ABSORBER BUILDING C EQUIPMENT &	188*	188*	28APR08	23JAN09
FG4344	INST LINING PRI HC UNDERFLOW TANKS (WITHERUP)	13	13	02MAY08*	20MAY08

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
HC UNDERFLOW TNK A/B ANCHR BOLT CALCS (WITHERUP)
HC OVERFLOW TANK C PIPE FLANGE LOADS (WITHERUP)
HC OVERFLOW TNK A/B PIPE FLANGE LOADS (WITHERUP)
HC UNDERFLOW TANK C PIPE FLANGE LOADS (WITHERUP)
HC UNDERFLOW TANK A/B PIPE FLNG LOADS (WITHERUP)
HC OVERFLOW TANK C DWGS APPROVAL (WITHERUP)
HC OVERFLOW TANK A/B DWGS APPROVAL (WITHERUP)
HC UNDERFLOW TANK C SHOP DWGS (WITHERUP)
HC UNDERFLOW TANK A/B SHOP DWGS (WITHERUP)
HC OVERFLOW TANK C MATERIAL (WITHERUP)
HC OVERFLOW TANK A/B MATERIAL (WITHERUP)
MOBILIZE JOBSITE
HC UNDERFLOW TANK C DWGS APPROVAL(WITHERUP)
HC UNDERFLOW TANK A/B DWGS APPROVAL (WITHERUP)
HC UNDERFLOW TANK C MATERIAL (WITHERUP)
HC UNDERFLOW TANK A/B MATERIAL (WITHERUP)
ROUGH SET 5 RECIRC PUMPS (C ABS BLDG)
ROUGH SET 5 RECIRC PUMPS (A ABS BLDG)
PREP PRIMARY HYDROCLONE UNDERFLOW TNK FOUND
SET 1 PURGE HYDROCLONE OVERFLOW TANK C WITHER
SET PRI HYDROCLONE UNDERFLOW TANKS (WITHERUP
PREP PURGE HYDROCLONE OVERFLOW TANK FOUNDA
ERECT CRANE ABS TWR A/B
PREP PRIMARY HYDROCLONE UNDERFLOW TNK FOUN
SET 1 PURGE HC OVERFLOW TANK A/B (WITHERUP)
SET 2 PRI HC UNDERFLOW TANKS A/B (WINTHERUP)
STAGE PROCESS PIPING ELEV 718 C BUILDING
H*** FGD Pipe Twr C Area - Construction
ERECT CRANE ABS C
BARGE 1 - DELIVER 2 PIECES (1C,2C,1A)
STAGE PROCESS PIPING ELEV 736 C BUILDING
TEMP HANG 48" DISCHARGE FRP PIPE (C ABS
INST LINING HYDROCLONE OVERFLOW TANK C WIT
H*** ABSORBER TOWER C ERECTION
H*** ERECT ABSORBER TOWER A
BARGE 2 - DELIVER 3 PIECES (2A,1B)
STAGE PROCESS PIPING ELEV 718 A/B BUILDING
H*** FGD Pipe Twr A/B Area - Constructio
INST LINING HC OVERFLOW TANK A/B (WITHERUP)
H*** ABSORBER TOWER B ERECTIO
STAGE PROCESS PIPING ELEV 756 C BUILDING
H*** INSTALL ABSORBER BUILDING
INST LINING PRI HC UNDERFLOW TANKS (WITHER

Sheet 10 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
FG4339	STAGE PURGE & PRI HYDRO, STANDPIPE & FD PMP @	6	6	05MAY08	12MAY08
FG4444	INST LINING UNDERFLOW TANKS A/B (WINTHERUP)	12*	12*	19MAY08*	04JUN08
FG4333	STAGE PROCESS PIPING ELEV 761/763 C BUILDING	13	13	20MAY08	06JUN08
FG4431	STAGE PROCESS PIPING ELEV 736 A/B BUILDING	30	30	28MAY08	09JUL08
FG4401	TEMP HANG 48" DISCHARGE FRP PIPE (A/B ABS BLDG)	132	132	29MAY08	04DEC08
FG4802	BARGE 3 - DELIVER 3 PIECES (3A,2B,3C)	1	1	01JUN08*	01JUN08
FG4334	STAGE PROCESS PIPING ELEV 784 C BUILDING	14	14	16JUN08	03JUL08
FG4439	STAGE PURGE & PRI HYDRO, STANDPIPE & FD PMP @	7	7	01JUL08	10JUL08
FG4341	FIN SET PURGE & PRI HYDRO, STNDPIPE, & FD PMPS	75	75	07JUL08	20OCT08
FG4433	STAGE PROCESS PIPING ELEV 761/763 A/B BUILDING	15	15	11JUL08	31JUL08
FG4488	H*** INSTALL ABSORBER BUILDING A/B	228*	228*	24JUL08	16JUN09
FG4342	INSTALL PURGE & PRI HYDROCLONE PIPING &	63	63	30JUL08	27OCT08
FG4803	BARGE 4 - DELIVER 2 PIECES (4C,5C,3B)	1	1	01AUG08*	01AUG08
FG4804	BARGE 5 - DELIVER 3 PIECES (4A,4B,6C)	1	1	15SEP08*	15SEP08
FG4082	START SECOND SHIFT ABSORBER C	0	0	26SEP08	
FG4432	STAGE PROCESS PIPING ELEV 756 A/B BUILDING	20	20	02OCT08	29OCT08
FG4434	STAGE PROCESS PIPING ELEV 784 A/B BUILDING	30	30	02OCT08	12NOV08
FG1	START OF SECOND SHIFT WELDING ON A/B	0	0	04NOV08	
FG4441	FNL SET PURGE, PRI HYDRO, STNDPIPE, & FD PUMPS	135	135	13NOV08	27MAY09
FG4442	INSTALL PURGE & PRI HYDROCLONE PIPING &	86	86	01DEC08	01APR09
FG6005	DISMANTLE & REMOVE CRANE C ABSORBER	20	20	08DEC08	06JAN09
FG3A40CU	ERECT PRIMARY HYDROCLONE UNDERFLOW TANK	20	20	15DEC08	13JAN09
FG9911	DEMOBILIZE JOBSITE	46	46	25JAN10	29MAR10
STACK/CHIMNEY					
FG7018	AUX STORAGE TANK NTE FND LOADS (WITHERUP)	0	0		09MAR07A
FG7019	AUX STORAGE TANK ANCHOR BOLT CALCS	0	0		09MAR07A
FG7020	AUX STORAGE TANK PIPE FLANGE LOADS	0	0		16MAR07A
FG7021	AUX STORAGE TANK SHOP DWGS (WITHERUP)	24*	24*	28APR08*	30MAY08
FG7077	AUX STORAGE TANK DWGS APPROVAL (WITHERUP)	17*	17*	02JUN08*	24JUN08
FG7022	AUX STORAGE TANK MATERIAL (WITHERUP)	24*	24*	25JUN08*	29JUL08
FGPIPAUXCN	H*** FGD Pipe Aux Stor/Ox Air Area - Constructio	275*	275*	28AUG08	25SEP09
FG4591	H*** INSTALL AUX TANK & PIPING	117*	117*	14APR09	25SEP09
OX AIR / MAKEUP WTR BLDG					
FG4590	H*** INSTALL OX-AIR BUILDING EQUIPMENT & PIPING	96*	96*	05JUN08	20OCT08
FGD MAKEUP / FIREWATER STORAGE TANK					
FG7000	MAKEUP WATER TANK NTE FND LOADS (WITHERUP)	0	0		09MAR07A
FG7001	MAKEUP WATER TANK ANCHOR BOLT CALCS	0	0		09MAR07A
FG7002	MAKEUP WATER TANK PIPE FLANGE LOADS	0	0		12MAR07A
FG7004	MAKEUP WATER TANK MATERIAL (WITHERUP)	8*	8*	28AUG07*	07SEP07
FG4575	ERECT MAKE-UP WATER TANK (SRVCE WTR)	35	35	29OCT07*	18DEC07
FG4576	INST LINING MU WATER TANK (SRVCE WTR)	25	25	07APR08*	09MAY08
FGD LIMESTONE PREP AREA (0635-172N)					
FG7006	LS SLURRY FD TANKS NTE FND LOADS (WITHERUP)	0	0		14MAR07A

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
STAGE PURGE & PRI HYDRO, STANDPIPE & FD PM
INST LINING UNDERFLOW TANKS A/B (WINTHERU
STAGE PROCESS PIPING ELEV 761/763 C BUILDIN
STAGE PROCESS PIPING ELEV 736 A/B BUILDIN
TEMP HANG 48" DISCHARGE FRP PIPE
BARGE 3 - DELIVER 3 PIECES (3A,2B,3C)
STAGE PROCESS PIPING ELEV 784 C BUILDING
STAGE PURGE & PRI HYDRO, STANDPIPE & FD
FIN SET PURGE & PRI HYDRO, STNDPIPE,
STAGE PROCESS PIPING ELEV 761/763 A/B BU
H*** INSTALL ABSORBER BUI
INSTALL PURGE & PRI HYDROCLONE PIP
BARGE 4 - DELIVER 2 PIECES (4C,5C,3B)
BARGE 5 - DELIVER 3 PIECES (4A,4B,6C)
START SECOND SHIFT ABSORBER C
STAGE PROCESS PIPING ELEV 756 A/B BUILDIN
STAGE PROCESS PIPING ELEV 784 A/B BUILDIN
START OF SECOND SHIFT WELDING ON A/
FNL SET PURGE, PRI HYDRO, STNDPIPE, & FD PUMP
INSTALL PURGE & PRI HYDROCLONE PIPING & HANGER
DISMANTLE & REMOVE CRANE C ABSORBE
ERECT PRIMARY HYDROCLONE UNDERFLOW TAN
DEMOBILIZE JOBSITE
AUX STORAGE TANK NTE FND LOADS (WITHERUP)
AUX STORAGE TANK ANCHOR BOLT CALCS (WITHERUP)
AUX STORAGE TANK PIPE FLANGE LOADS (WITHERUP)
AUX STORAGE TANK SHOP DWGS (WITHERUP)
AUX STORAGE TANK DWGS APPROVAL (WITHE
AUX STORAGE TANK MATERIAL (WITHERUP)
H*** FGD Pipe Aux Stor/Ox Air Area - Constructi
H*** INSTALL AUX TANK & PIPING
H*** INSTALL OX-AIR BUILDING EQUIPMEN
MAKEUP WATER TANK NTE FND LOADS (WITHERUP)
MAKEUP WATER TANK ANCHOR BOLT CALCS (WITHERUP)
MAKEUP WATER TANK PIPE FLANGE LOADS (WITHERUP)
MAKEUP WATER TANK MATERIAL (WITHERUP)
ERECT MAKE-UP WATER TANK (SRVCE WTR) (WITHERUP)
INST LINING MU WATER TANK (SRVCE WTR) WITHE
LS SLURRY FD TANKS NTE FND LOADS (WITHERUP)

Sheet 11 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
FG7007	LS SLURRY FD TANKS ANCHOR BOLT CALCS	0	0		14MAR07A
FG7008	LS SLURRY FD TANKS PIPE FLANGE LOADS	0	0		16MAR07A
FG7009	LS SLURRY FD TANKS A SHOP DWGS (WITHERUP)	29*	29*	02NOV07*	14DEC07
FG7079	LS SLURRY FD TANKS A DWGS	23*	23*	17DEC07*	18JAN08
FG4593	H*** BM INSTALL BALL MILL SYSTEMS	213*	213*	20DEC07	20OCT08
FG4541	BM SET PRODUCT TANKS (2)	10	10	14JAN08	25JAN08
FG7010	LS SLURRY FD TANKS A MATERIAL (WITHERUP)	13*	13*	21JAN08*	06FEB08
FG7070	LS SLURRY FD TANKS B SHOP DWGS (WITHERUP)	25*	25*	18FEB08*	21MAR08
FG7080	LS SLURRY FD TANKS B DWGS	17*	17*	24MAR08*	15APR08
FG4597	ERECT LIMESTONE SLURRY FEED TANK (A)	35	35	31MAR08*	16MAY08
FG7071	LS SLURRY FD TANKS B MATERIAL (WITHERUP)	13*	13*	16APR08*	02MAY08
FG4665	PREP LIMESTONE SLURRY FEED TANKS	5	5	02MAY08	08MAY08
FG4598	INST LINING 2 LIMESTONE SLUR FEED TANKS	44	44	19MAY08	21JUL08
FG4538	ERECT LIMESTONE SLURRY FEED TANK (B)	35	35	03JUN08	22JUL08
FG4539	INST LINING B LIMESTONE SLUR FEED TANKS	43	43	23JUL08	22SEP08
FGD SECONDARY DEWATERING					
FG7012	FILTRATE TANK NTE FND LOADS (WITHERUP)	0	0		16MAR07A
FG7013	FILTRATE TANK ANCHOR BOLT CALCS (WITHERUP)	0	0		16MAR07A
FG7014	FILTRATE TANK PIPE FLANGE LOADS (WITHERUP)	0	0		16MAR07A
FG7030	FILTER FEED TANK NTE FND LOADS (WITHERUP)	0	0		16MAR07A
FG7031	FILTER FEED TANK ANCHOR BOLT CALCS	0	0		16MAR07A
FG7032	FILTER FEED TANK PIPE FLANGE LOADS (WITHERUP)	0	0		16MAR07A
FG7036	FILTER FD/FILTRATE TANK NTE FND LOADS	0	0		16MAR07A
FG7037	FILTER FD/FILT TANK ANCHOR BOLT CALCS	0	0		16MAR07A
FG7038	FILTER FD/FILT TANK PIPE FLANGE LOADS	0	0		16MAR07A
FG7033	FILTER FEED TANK SHOP DWGS (WITHERUP)	25*	25*	09OCT07*	12NOV07
FG7081	FILTER FEED TANK SHOP DWGS (WITHERUP)	23*	23*	13NOV07*	17DEC07
FG7034	FILTER FEED TANK MATERIAL (WITHERUP)	15*	15*	18DEC07*	09JAN08
FG7039	FILTER FD/FILTRATE TANK SHOP DWGS (WITHERUP)	21*	21*	18JAN08*	15FEB08
FG7082	FILTER FD/FILTRATE TANK DWGS APPROV	17*	17*	18FEB08*	11MAR08
FG4547	ERECT FILTER FEED TANK	30	30	10MAR08*	18APR08
FG7040	FILTER FD/FILTRATE TANK MATERIAL (WITHERUP)	13*	13*	12MAR08*	28MAR08
FG7015	FILTRATE TANK SHOP DWGS (WITHERUP)	25*	25*	24MAR08*	25APR08
FG7083	FILTRATE TANK DWGS APPROVAL (WITHERUP)	17*	17*	28APR08*	20MAY08
FG4556	ERECT FILTER FEED/FILTRATE ALT TANK (WITHERUP)	24	24	06MAY08*	09JUN08
FG7016	FILTRATE TANK MATERIAL (WITHERUP)	16*	16*	21MAY08*	12JUN08
FG4557	INST LINING FILTER FD/FLTRTE ALT TANK WITHERUP	32*	32*	22JUL08*	04SEP08
FG4544	ERECT FILTRATE WATER TANK (WITHERUP)	15*	15*	28JUL08*	15AUG08
FG4548	INSTALL LINING FILTER FEED TANK (WITHERUP)	38	38	06AUG08	29SEP08
FG4545	INSTALL LINING FILTRATE WATER TANK (WITHERUP)	19*	19*	15SEP08*	09OCT08
WASTE WATER TREATMENT					
FG7024	BLOWDOWN TANK NTE FND LOADS (WITHERUP)	0	0		16MAR07A
FG7025	BLOWDOWN TANK ANCHOR BOLT CALCS (WITHERUP)	0	0		16MAR07A

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
LS SLURRY FD TANKS ANCHOR BOLT CALCS (WITHERUP)
LS SLURRY FD TANKS PIPE FLANGE LOADS (WITHERUP)
LS SLURRY FD TANKS A SHOP DWGS (WITHERUP)
LS SLURRY FD TANKS A DWGS APPROVAL(WITHERUP)
H*** BM INSTALL BALL MILL SYSTEMS
BM SET PRODUCT TANKS (2)
LS SLURRY FD TANKS A MATERIAL (WITHERUP)
LS SLURRY FD TANKS B SHOP DWGS (WITHERUP)
LS SLURRY FD TANKS B DWGS APPROVAL(WITHER
ERECT LIMESTONE SLURRY FEED TANK (A) (WITH
LS SLURRY FD TANKS B MATERIAL (WITHERUP)
PREP LIMESTONE SLURRY FEED TANKS FOUNDAT
INST LINING 2 LIMESTONE SLUR FEED TANKS
ERECT LIMESTONE SLURRY FEED TANK (B) (W
INST LINING B LIMESTONE SLUR FEED TAN
FILTRATE TANK NTE FND LOADS (WITHERUP)
FILTRATE TANK ANCHOR BOLT CALCS (WITHERUP)
FILTRATE TANK PIPE FLANGE LOADS (WITHERUP)
FILTER FEED TANK NTE FND LOADS (WITHERUP)
FILTER FEED TANK ANCHOR BOLT CALCS (WITHERUP)
FILTER FEED TANK PIPE FLANGE LOADS (WITHERUP)
FILTER FD/FILTRATE TANK NTE FND LOADS (WITHERUP)
FILTER FD/FILT TANK ANCHOR BOLT CALCS (WITHERUP)
FILTER FD/FILT TANK PIPE FLANGE LOADS (WITHERUP)
FILTER FEED TANK SHOP DWGS (WITHERUP)
FILTER FEED TANK SHOP DWGS (WITHERUP)
FILTER FEED TANK MATERIAL (WITHERUP)
FILTER FD/FILTRATE TANK SHOP DWGS (WITHERUP)
FILTER FD/FILTRATE TANK DWGS APPROV (WITHERUP)
ERECT FILTER FEED TANK
FILTER FD/FILTRATE TANK MATERIAL (WITHERUP)
FILTRATE TANK SHOP DWGS (WITHERUP)
FILTRATE TANK DWGS APPROVAL (WITHERUP)
ERECT FILTER FEED/FILTRATE ALT TANK (WITHE
FILTRATE TANK MATERIAL (WITHERUP)
INST LINING FILTER FD/FLTRTE ALT TANK W
ERECT FILTRATE WATER TANK (WITHERUP)
INSTALL LINING FILTER FEED TANK (WITHERUP)
INSTALL LINING FILTRATE WATER TANK (WITHERUP)
BLOWDOWN TANK NTE FND LOADS (WITHERUP)
BLOWDOWN TANK ANCHOR BOLT CALCS (WITHERUP)

Sheet 12 of 13

Activity ID	Activity Description	Orig Dur	Rem Dur	Early Start	Early Finish
FG7026	BLOWDOWN TANK PIPE FLANGE LOADS (WITHERUP)	0	0		16MAR07A
FG7027	BLOWDOWN TANK SHOP DWGS (WITHERUP)	23*	23*	17DEC07*	18JAN08
FG7085	BLOWDOWN TANK DWGS APPROVAL (WITHERUP)	21*	21*	21JAN08*	18FEB08
FG7028	BLOWDOWN TANK MATERIAL (WITHERUP)	13*	13*	19FEB08*	06MAR08
FG4578	ERECT BLOWDOWN TANK (WITHERUP)	20	20	11APR08*	08MAY08
FG4579	INSTALL LINING BLOWDOWN TANK (WITHERUP)	17*	17*	14JUL08*	05AUG08
FGPIPSECCN	H*** FGD Pipe Wst Wtr Trmnt Area - Construction	22*	22*	20AUG08	19SEP08

2006
2007
2008
2009
2010
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
BLOWDOWN TANK PIPE FLANGE LOADS (WITHERUP)
BLOWDOWN TANK SHOP DWGS (WITHERUP)
BLOWDOWN TANK DWGS APPROVAL (WITHERUP)
BLOWDOWN TANK MATERIAL (WITHERUP)
ERECT BLOWDOWN TANK (WITHERUP)
INSTALL LINING BLOWDOWN TANK (WITHERUP)
H*** FGD Pipe Wst Wtr Trmnt Area - Constructio

Sheet 13 of 13

        Amendment to EPC Agreement
        Appendix G

Appendix G

FE Vendor Critical Milestones

Company	Event	Schedule Date
The Babcock & Wilcox Company	Set first absorber ring on its final foundation	April 11, 2008
	Late Finish, final absorber shell complete	March 30, 2009
	Pre-Mechanical Completion #1	February 1, 2009
	Pre-Mechanical Completion #2	July 21, 2009
	B&W Guaranteed Performance Final Completion (#1)	April 23, 2010
	B&W Guaranteed Performance Final Completion (#2)	August 26, 2010

        Amendment to EPC Agreement
        Appendix H – Amended Attachment A

Appendix H

Amended Attachment A

1.0	PLANT/UNIT DESCRIPTIONS

1.1	The 2,220 MW Sammis Plant is located in Stratton, OH and is made up of 7 generating units that draw cooling water from the Ohio River.

1.1.1
Units 1-4 are 180 MW single reheat, sub-critical drum units placed in service in the years 1959 though 1962 respectively.  The Foster Wheeler P.C. boilers generate 1,250,000 lbs./hr. of 2450 psig, 1050°F main steam (1000°F reheat).

1.1.2
Unit 5 is a 300 MW sub-critical, once-through unit placed in service in 1967.  The Babcock and Wilcox coal fired, single reheat boiler generates 2,355,000 lbs./hr. of 2625 psig, 1005°F main steam (1005°F reheat).

1.1.3
Units 6 and 7 are 600 MW super-critical, once-through units placed in service in 1969 and 1971 respectively.  The Babcock and Wilcox coal fired, single reheat boilers generate 4,628,000 lbs./hr. of 3785 psig, 1005°F main steam and 3,900,000 lbs/hr. of 654 psig, 1005°F reheat steam.  Both Units will be up-rated to 650 MW within a year of the FGD system startups.

1.2	AE-Constructor Work Scope

1.2.1	During the Development Phase, the Parties will work to develop a detailed Project work scope that will include, but not necessarily be limited to, the following:

•	Project Management
•	Prepare Project Execution Plan document
•	Support technology application decisions
•	Support FGD OEM selection
•	Establish Project performance parameters
•	Complete site evaluations and layouts
•	Constructability reviews
•	Complete Project design basis
•	Prepare estimating documents
•	Prepare cost estimate
•	Support permitting process
•	Support reagent supply discussions
•	Detailed engineering
•	Procurement
•	Construction
•	Checkout, Startup & Commissioning
•	Training
•	Documentation
•	Performance testing
•	Security

        Amendment to EPC Agreement
        Appendix H – Amended Attachment A

2.0	EXECUTION OF THE WORKSCOPE

The AE-Constructor will be expected to execute the Project (engineering, design, fabrication, procurement, construction, startup and commissioning) in an open, collaborative and safe manner resulting in the most competitive overall cost (construction and future O&M) and optimal performance of the air quality control systems.  This objective will be accomplished by meeting the following goals:

•	Mutually developing Project designs to minimize construction costs and future O&M costs while ensuring the highest overall operational reliability.

•	Each stakeholder being responsive to the needs of the other parties to insure actions and decisions are made in a manner consistent with all Project goals.

•
The AE-Constructor will be expected to develop, evaluate and report Project information as close to real time as practical, insuring actions necessary to address safety, design, cost and scheduling issues are implemented promptly upon recognition.

2.1	Project Management

2.1.1	The AE-Constructor will be responsible for all Project Management related to the Project including management of all Subcontractors, FE Vendors and the OEM.

2.2	Prepare Project Execution Plan

2.2.1
The AE-Constructor will work with the FirstEnergy Project team to develop an overall Project Execution Plan.  The plan will establish a Project Team and organization chart as well as project controls including:

2.2.1.1
Owner releases - FirstEnergy will be integrally involved in all areas and Phases of the Project and therefore will require a review process be established that gives adequate time for that review without unduly affecting the Project schedule.

2.2.1.2
Status reporting requirements - FirstEnergy will require access to Project progress information including schedule, budget, significant issues and work completed on a continuous basis through a web based electronic platform.  FirstEnergy requires the Contractor establish a system that allows as close to real time updates as possible.

2.2.1.3	Invoicing - Invoicing and payment will be by electronic means (including submittal of timesheets).
2.2.1.4	Payment procedures - payment will be made based on FirstEnergy verification of AE-Constructor expenses and supporting documentation.
2.2.1.5
Changes to scope - FirstEnergy will require access to estimates, including schedule impacts, and scope change descriptions as part of an approval process for changes to scope for both the AE-Constructor & it's Subcontractors as well as the OEM.

2.2.1.6
Design review - FirstEnergy will perform a detailed, ongoing design review during all Phases of the Project.  The AE-Constructor should be prepared to support FirstEnergy technical and support staff in the AE-Constructor's offices during the design portion of each Subproject.  Such review will include Subcontractor design efforts, where applicable.

2.2.1.7
Design practices - the AE-Constructor will be required to submit the Engineering Procedures Manual and Project specific criteria documents for FE review.  In addition, Contractor shall provide, as requested by FirstEnergy, access to their design practices on Contractor’s premises.  Final drawings must be provided per the requirements listed in this specification.

        Amendment to EPC Agreement
        Appendix H – Amended Attachment A

2.2.1.8
Communications - FirstEnergy prefers the implementation of a centralized, web based document control system.  The system will provide real-time access to the Project Team (AE-Constructor, OEM and FirstEnergy) to key Project documents.

2.2.1.9
Document control - FirstEnergy utilizes FileNet P8 3.0 as a document storage system.  The AE-Constructor will be required to maintain a complete set of all permits, design documents, O&M manuals, drawings, bid documents, correspondence and reports as part of the official Project file.  Once the Project is complete, the documents are to be provided to FirstEnergy in native format if electronic.  If they are non-CAD drawings they shall be provided as .tif images and if they are scanned documents, they shall be provided as .pdf documents format.

2.2.1.10
Procurement and Subcontracting procedures - FirstEnergy will require a competitive process which may include electronic reverse auctions, for selecting Subcontractors, equipment suppliers, tools, rentals and service suppliers to obtain the lowest life cycle cost for the Project.  The procedure must include FirstEnergy review and release steps.  The Procurement and Subcontracting procedures should allow for exceptions when bidders are limited.

2.2.1.11
Safety programs - The AE-Constructor is expected to utilize "world class" site/Project specific safety programs, practices and procedures and enforce them across the site. While zero (0) safety incidents is the goal for this Project, the Safety Program should result in an OSHA recordable IR rate <3.0 for non-manual and field labor.  The program should address site housekeeping as a method of improving safety.  FirstEnergy will review and release the AE-Constructor's safety program which must be consistent with Exhibit 3.5 (E)–1, Contractor Safety Guide, Air Quality Compliance.

In addition, the AE-Constructor must administer and enforce a Drug and Alcohol Testing Program consistent with the attached FirstEnergy Generation Corp. Substance Abuse Testing Program (See Exhibit 3.4 (D)) and meet the requirements of Exhibits 3.8 (E)-1, 3.8 (E)-2, 3.8 (E)-3 & 3.5 (E)-2 dealing with Asbestos, Inorganic Arsenic, Lead and OSHA Compliance.
2.2.1.12
Quality assurance - FirstEnergy expects the Project to be completed with a high degree of quality.  The AE-Constructor will have FirstEnergy reviewed and approved quality assurance programs in place for both field and shop work.  In addition, the AE-Constructor will be expected to monitor and track the quality of major equipment as it is fabricated in the various Vendors' shops.  FirstEnergy is to be notified of all significant inspections and may participate, as FirstEnergy deems necessary.  In any case, all quality program reports will be provided to FirstEnergy.

2.2.1.13
Scheduling - Scheduling is to be done in an electronic format (Primavera) and is to be made available to FirstEnergy electronically in native format.  FirstEnergy requires all schedules, including those provided by Subcontractors, be in Primavera.  In any case, the Primavera integrated master schedule shall be kept by the AE-Constructor and will include all activities required to complete the Project regardless of the responsible party (AE-Constructor, FirstEnergy, OEM, Subcontractor, equipment supplier, etc.) or the form in which the individual schedules are provided.

        Amendment to EPC Agreement
        Appendix H – Amended Attachment A

2.2.1.14
Estimating - All estimates will be completed using accepted estimating practices common to the industry.  The basis for all labor rates, equipment prices, indices, adjustments, contingencies, labor-hour quantities, ratios etc. will be provided and stated clearly in the estimate.  FirstEnergy will be provided access to the method of calculation and the Project specific data used in the creation of any such estimates.  FirstEnergy will review and release all estimates.

2.3	Complete site evaluations and layouts

2.3.1
The AE-Constructor will be required to review the Sammis site for interferences, construction issues and existing undergrounds.  From that review, the AE-Constructor will work with FirstEnergy to develop layout options, taking into account the potential configurations and the timing for their application.  The various options will then be evaluated jointly by the AE-Constructor and FirstEnergy.

2.4	Complete Project design basis

2.4.1	The AE-Constructor will work with the FirstEnergy Project team and Sammis Plant operations personnel to develop a Project design basis.

2.4.2	The AE-Constructor will perform optimization studies, as directed by FirstEnergy.

2.5	Prepare estimating documents

2.5.1
The estimating documents will include site layouts, design basis documents, mass & energy balances, process flow diagrams, piping and instrumentation diagrams, Vendor quotes for major equipment, material estimates, detailed local labor surveys and Subcontractor estimates.

2.5.2	The level and detail of estimating documents that will be prepared in advance will be based upon FirstEnergy’s desired estimate accuracy for a given Subproject.

2.6	Prepare cost estimate

2.6.1
The Project estimate will be a collaborative effort between FirstEnergy, the AE-Constructor and the OEM and will be prepared in an "open book" manner.  All of the estimating documents will be available to each of the parties for review and for their use in preparing their own portion of the estimate as well as to come to their own conclusions as to the accuracy of the overall estimate.

2.6.2	FirstEnergy reserves the right to retain the services of a mutually acceptable third party to review the estimates. All of the materials provided to FirstEnergy will be provided to the third party.

2.6.3
It is FirstEnergy’s expectation that there will be “continuous improvement” in the design/engineering and construction of the series of AQC Systems to be installed.  This “continuous improvement” should be reflected in all aspects of the Subprojects including pricing, schedule, final quality and safety.

        Amendment to EPC Agreement
        Appendix H – Amended Attachment A

2.7	Support Permitting Process

2.7.1
The AE-Constructor will establish a Permit list.  This list will include all permits required to construct and operate the proposed facilities, the responsible party, permitting duration, applicable permitting agency as well as what activities are dependent on the permit.

2.7.2	The AE-Constructor is to include all the necessary permitting activities in the project schedule.

2.7.3	The AE-Constructor will be responsible for obtaining all of the construction permits.

2.7.4
The AE-Constructor will work with FirstEnergy to develop an environmental permitting strategy and will be responsible for managing the environmental permitting process, the creation and submission of all permit applications and providing responses to information requests from the agencies as required.  The permits will be obtained in the name of FirstEnergy and FirstEnergy will be the official interface for the project with the permitting agencies.

2.8	Support reagent supply discussions

2.8.1	The AE-Constructor will be required to provide input and be present at times for reagent supply discussions that pertain to the quality, quantity, form and delivery of reagent.

2.8.2	The AE-Constructor will provide input on the effect of various reagents on the process performance and its cost effectiveness as well as its impact on design and operating parameters.

2.9	Detailed engineering

2.9.1
The AE-Constructor will prepare working drawings and specifications setting forth in detail the requirements for the construction of the Project.  The design and engineering documents shall include all drawings, specifications schedules, diagrams and plans and such content and detail as is necessary to obtain required permits and governmental approvals and to properly complete the construction of the Project.  The working drawings and specifications shall include information customarily necessary for the use of such documents by those in the building trades. Design drawings in the following categories are typically provided for Owner review:

•	Site Grading/Roadway Drawings
•	Logic Diagrams, Instrument Control Diagrams, Panel Layout Drawings
•	Single Line Diagrams, Control Schematic Diagrams
•	Piping and Instrument Diagrams, System Descriptions, Piping Class Sheets
•	General Arrangement Drawings
•	Major Equipment Specifications, Design Criteria Documents

A specific list of the design and engineering documents to be reviewed and released by FirstEnergy will be created during the Project Development Phase.

2.9.2	The Design and engineering documents must meet the requirements of applicable laws including Professional Certifications (e.g. Engineer stamps, etc.) as required.

        Amendment to EPC Agreement
        Appendix H – Amended Attachment A

2.10  Procurement

2.10.1	FirstEnergy reserves the right to purchase equipment and materials for the Project directly.

2.10.2
The AE-Constructor will be responsible for issuing purchase orders for all equipment and material in the AE-Constructor's scope of procurement.  The AE-Constructor will be responsible for material control and handling of all equipment and materials purchased including any directly purchased by FirstEnergy.  FirstEnergy will have direct input on the review and final selection of Vendors and equipment suppliers and on the type and quality of the equipment to be purchased for this Project.

2.10.3
FirstEnergy and the AE-Constructor will mutually agree upon the best method of contracting for labor services. Subject to section 2.3(A) of the Agreement, FirstEnergy will approve all Subcontractors and will be involved in the final bid evaluations.  The AE-Constructor will develop the bidders list with FirstEnergy's approval, solicit bids, and present final bid evaluations to FirstEnergy for final review.  FirstEnergy and the AE-Constructor will mutually agree to the final selection of the bidders.

2.11  Construction

2.11.1	FirstEnergy will provide oversight of the construction work performed at the applicable site.

2.11.2	FirstEnergy site construction personnel will have the option to attend AE-Constructor site meetings, that must be held daily, relating to Project planning and/or progress.

2.11.3
AE-Constructor will hold weekly status update meetings with FirstEnergy site construction personnel to review Project safety statistics, schedule, cost, productivity, and any other relevant Project topics.  AE-Constructor to provide Gantt charts, cost and productivity reports, “S” curves, etc. as needed to clearly communicate current Project status and trends.

2.11.4
AE-Constructor will be required to utilize the National Maintenance Agreement.  Discussions on specific Labor Requirements for this work are in progress.  FirstEnergy's current standard Labor Requirements are listed in Exhibit 3.4 (E), Labor Requirements.

2.11.5	The AE-Constructor will be required to supply all temporary facilities, construction tools and equipment for each of the Subprojects.

2.11.6
With the exception of pre-existing Hazardous Substances addressed in Article 3, Paragraph 3.8 of the Terms and Conditions, the AE-Constructor will be responsible for all demolition required for this Project.  The AE-Constructor will identify the facilities to be demolished, engineer the demolition, schedule the demolition taking into account operating plant requirements and develop any safety procedures that may be required.

2.12  Checkout, Start-Up, Commissioning

2.12.1
AE-Constructor shall have responsibility for checkout, start-up, and commissioning of all systems within their work scope.  Site specific procedures shall be developed by the AE-Constructor and submitted to FirstEnergy for review and approval.

        Amendment to EPC Agreement
        Appendix H – Amended Attachment A

2.12.2
FirstEnergy shall assign a Start-up Coordinator to interface with AE-Constructor and FirstEnergy plant personnel relating to the start-up process.  At FirstEnergy’s option, FirstEnergy personnel may be integrated into the Start-up and Commissioning Team (participation to be under the management of and in support of AE-Constructor personnel).

2.13  Training

2.13.1
The AE-Constructor will be required to provide training for FirstEnergy operations and maintenance personnel for all portions of the new AQC Systems.  The training program will be developed in conjunction with FirstEnergy operations and maintenance personnel in accordance with FirstEnergy standard practices and will include training material development, classroom training development and execution along with hands on training in the field.

2.13.1.1	Training programs and materials for plant non-operational support personnel will also be required.

2.13.1.2
The AE-Constructor will be responsible for working with FirstEnergy operations personnel to create Operating Procedures for each of the two Subprojects.  The AE-Constructor will take the lead in the development of the Operating Procedures.

2.14  Documentation

2.14.1
All Project related documentation including; reports, correspondence, drawings, specifications, purchasing documents, O&M manuals, calculations, permits, etc. will be controlled by the AE-Constructor throughout the Project.  At Project completion, all documentation controlled by the AE-Constructor will be provided to FirstEnergy in electronic format as follows:

2.14.1.1
All documents are to be provided in native format.  In the case of drawings, native format is .dwg.  Scanned non-drawing documents are to be provided in .pdf while scanned drawings (for which the .dwg format is unavailable) shall be provided in .tif format.

2.14.1.2
Two separate formatted excel spreadsheets will be provided by FirstEnergy that the AE-Constructor will use to create an index of all drawings (.dwg and .tif) and a separate index of all other documents.  Those indexes will allow FirstEnergy to electronically populate its internal document management system.

2.14.1.3
FirstEnergy drawings that interface with the existing facilities will be provided to the AE-Constructor when required.  The AE-Constructor will modify non-CAD drawings (provided as .tif files by FirstEnergy) with Autodesk CAD Overlay software to create hybrid revisions.

2.14.1.4
The AE-Constructor will be responsible for providing final "as-built" drawings for the Project including assuring that all drawings provided by subcontractors, in the field or shop, and all equipment drawings are as-built.  The specific as-built drawing requirements will be established during the Project Development Phase.

        Amendment to EPC Agreement
        Appendix H – Amended Attachment A

2.15  Performance testing

2.15.1	The AE-Constructor will be responsible for coordinating all AQC system performance test scheduling, procedure development and testing including tests to be provided by the OEM.

2.15.1.1	Performance testing, although coordinated by the AE-Constructor will be performed by an independent, third party as selected by FirstEnergy.

2.15.1.2	FirstEnergy will review all test procedures, witness all tests and review and release all test reports.

3.0	SCHEDULE

3.1	The AE-Constructor will support overall Project scheduling including various design/construction options for each of the Subprojects as required to determine the optimum Project schedule.

4.0	GENERAL REQUIREMENTS

4.1	Professional Standards & Sufficient Personnel

4.1.1
The AE-Constructor will be responsible to provide adequate and qualified resources in all disciplines required to define the tasks, gather all facts relating to the tasks and coordinate all permitting, engineering, procurement, construction, commissioning, startup and testing of each of the Subprojects.

4.1.2
The AE-Constructor shall, at all times, keep sufficient personnel employed and dedicated to the Project so that the services to be performed by the AE-Constructor herein are completed on schedule and in an efficient, safe, economical and professional manner.

4.1.3
The AE-Constructor will provide adequate opportunity for FirstEnergy to examine all studies, reports, sketches, drawings, specifications, proposals and other documents presented by the AE-Constructor and submit written responses, as required within a reasonable time so as not to delay the services of the AE-Constructor.

4.1.4	The AE-Constructor will keep FirstEnergy's Project Team apprised of all work efforts, including third party meetings, status meetings, hiring of Subcontractors, etc.

        Amendment to EPC Agreement
        Appendix I

Appendix I

Within sixty (60) days after the issuance of the Notice to Proceed, the Scope Book will be updated to (i) reflect scope modifications associated with the relocation of the Secondary Dewatering Equipment from The Hollow Rock Disposal Facility to the Sammis Site (Alternate 43a) as described in Bechtel Letter to FirstEnergy 25186-000-TCM-GAM-00231, dated March 6, 2007,  (ii) to replace the intellectual property legend included in Part I (Scope of Services) and Part II (Technical Scope Description) of the Scope Book, and in Appendix W (Procurement Sourcing Strategies) of Part III of the Scope Book, and in the Material Assignment Schedule contained in Appendix J (pages MAS J-1 through J-8) of Part III of the Scope Book, with the following:

“This document contains information that is proprietary and confidential to First Energy Generation Corp (“First Energy”) and/or Bechtel Power Corporation (“Bechtel”).  Bechtel and FirstEnergy, respectively own and retain,  all intellectual property rights (including copyrights) in respective portions of this document, with such respective ownership rights to be determined as provided in Article 11 of the General Terms and Conditions for Engineering, Procurement, and Construction of Air Quality Control (AQC) Systems, dated August 26, 2005 (the “EPC Agreement”).”

and (iii) to remove from all Drawings contained within Part III (Appendix A –Z) of the Scope Book each intellectual property legend indicating that materials are confidential and proprietary to Bechtel and insert in its place an intellectual property legend, in the format used elsewhere in Part III on similar Drawings, indicating that such Drawings are confidential and proprietary to FirstEnergy, and (iv) except as otherwise provided above, to remove from Part III (Appendix A –Z) of the Scope Book each intellectual property legend indicating that materials are confidential and proprietary to Bechtel.